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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

         Pre- Effective Amendment No.                                 [ ]

         Post-Effective Amendment No. 20                              [X]

                                           and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940                                                      [X]

         Amendment No. 22                                             [X]

                                (Check appropriate box or boxes.)

JANUS ASPEN SERIES
(Exact Name of Registrant as Specified in Charter)

100 Fillmore Street, Denver, Colorado 80206-4928
Address of Principal Executive Offices   (Zip Code)

Registrant's Telephone No., including Area Code:  303-333-3863

Thomas A. Early - 100 Fillmore Street, Denver, Colorado 80206-4928 (Name and Address of Agent for Service)

Approximate Date of Proposed Offering:  December 31, 1999

It is proposed that this filing will become effective  (check  appropriate box):
     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
     [ ] on (date)  pursuant to paragraph  (b) of Rule 485
     [ ] 60 days after filing  pursuant to paragraph  (a)(1) of Rule 485
     [X] on (December  31, 1999) pursuant to paragraph (a)(1) of Rule 485
     [ ] 75 days after filing pursuant  to  paragraph  (a)(2) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               JANUS ASPEN SERIES

                              Cross Reference Sheet
                   Between the Prospectuses and Statements of
                    Additional Information and Form N-1A Item

This Post-Effective Amendment No. 20 contains the Service Shares Prospectus and Statements of Additional Information, and supplements to the Prospectuses of the Retirement Shares and Institutional Shares. The Retirement Shares Prospectus and Statements of Additional Information are incorporated herein by reference to Post-Effective Amendment No. 19, filed on June 21, 1999 and the Institutional Shares Prospectus and Statements of Additional Information are incorporated herein by reference to Post-Effective Amendment No. 18, filed on April 30, 1999.

FORM N-1A ITEM                             CAPTION IN PROSPECTUSES

PART A

1.    Front and Back Cover Pages           Cover Pages

2.    Risk/Return Summary:                 Risk/Return Summary
      Investments, Risks, and
      Performance

3.    Risk/Return Summary:  Fee            Risk/Return Summary
      Table

4.    Investment Objectives,               Investment Objectives, Principal
      Principal Investment                 Investment Strategies, and Risks;
      Strategies, and Related Risks        Rating Categories

5.    Management's Discussion of           Not Applicable
      Fund Performance

6.    Management, Organization, and        Management of the Funds
      Capital Structure

7.    Shareholder Information              Shareholder's Guide; Other
                                           Information; Distributions and
                                           Taxes

8.    Distribution Arrangements            Distributions and Taxes

9.    Financial Highlights                 Financial Highlights
      Information

FORM N-1A ITEM                             CAPTION IN STATEMENTS OF
                                           ADDITIONAL INFORMATION

PART B

10.   Cover Page and Table of              Cover Page; Table of Contents
      Contents

11.   Fund History                         Miscellaneous Information

12.   Description of the Fund and          Classification, Portfolio Turnover,
      Its Investments and Risks            Investment Policies and Restrictions,
                                           Investment Strategies and Risks;

13.   Management of the Fund               Investment Adviser; Trustees and
                                           Officers

14.   Control Persons and Principal        Principal Shareholders
      Holders of Securities


15.   Investment Advisory and Other       Investment Adviser; Custodian,
      Services                            Transfer Agent and Certain
                                          Affiliations; Portfolio Transactions
                                          and Brokerage; Trustees and Officers;
                                          Miscellaneous Information

16.   Brokerage Allocation and            Portfolio Transactions and
      Other Practices                     Brokerage

17.   Capital Stock and Other             Purchases; Redemptions; Miscellaneous
      Securities                          Information

18.   Purchase, Redemption, and           Purchases; Redemptions; Miscellaneous
      Pricing of Shares                   Information

19.   Taxation of the Fund                Income Dividends, Capital Gains
                                          Distributions and Tax Status

20.   Underwriters                        Custodian, Transfer Agent, and
                                          Certain Affiliations

21.   Calculation of Performance          Performance Information (Combined
      Data                                Service Shares Statements of
                                          Additional Information);
                                          Performance Data (Money Market
                                          Fund Statement of Additional
                                          Information only)

22.   Financial Statements                Financial Statements

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.


                                         [JANUS LOGO]


                                     Subject to Completion
                         Preliminary Prospectus Dated October 26, 1999


                   Janus Aspen Series

                   Service Shares


                              PROSPECTUS

                              Growth Portfolio

                              Aggressive Growth Portfolio
                              Capital Appreciation Portfolio
                              International Growth Portfolio
                              Worldwide Growth Portfolio
                              Balanced Portfolio
                              Equity Income Portfolio
                              Growth and Income Portfolio
                              Flexible Income Portfolio
                              High-Yield Portfolio
                              Money Market Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]


                This prospectus describes eleven mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers three classes of shares. The Service Shares, (the "Shares"), are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.



                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.



                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Growth Portfolios........................................    2
                   Combination Portfolios...................................    7
                   Fixed-Income Portfolios..................................   10
                   Money Market Portfolio...................................   12
                   Fees and expenses........................................   14
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Growth Portfolios........................................   16
                   Combination Portfolios...................................   18
                   Fixed-Income Portfolios..................................   20
                   General portfolio policies of the Portfolios other than
                   Money Market Portfolio...................................   21
                   Risks for Growth, Global Growth and Combination
                   Portfolios...............................................   24
                   Risks for Fixed-Income Portfolios........................   25
                   Risks Common to all Non-Money Market Portfolios..........   25
                   Money Market Portfolio...................................   27
                   Investment techniques....................................   28
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   30
                   Management expenses and expense limits...................   30
                   Investment personnel.....................................   31
                OTHER INFORMATION...........................................   34
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   35
                   Taxes....................................................   35
                SHAREHOLDER'S GUIDE
                   Purchases................................................   37
                   Redemptions..............................................   38
                   Shareholder communications...............................   38
                FINANCIAL HIGHLIGHTS........................................   39
                GLOSSARY
                   Glossary of investment terms.............................   40
                RATING CATEGORIES
                   Explanation of rating categories.........................   44


                                                            Table of contents  1

Risk return summary

GROWTH PORTFOLIOS

          The Growth Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE GROWTH PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC GROWTH PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO seek long-term growth of capital.

          GLOBAL GROWTH PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE GROWTH PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

 2 Janus Aspen Series

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in any of the Growth Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO are nondiversified. In other words, they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


          The following information provides some indication of the risks of investing in the Growth Portfolios by showing how each of the Growth Portfolios' performance has varied over time. The Portfolios' Service Shares commenced operations on January 1, 2000. The returns shown for the Service Shares of these Portfolios have been calculated based on the historical performance of a different class of shares (the Institutional Shares) prior to January 1, 2000 (adjusted for estimated expenses of Service Shares). The bar charts depict the change in performance from year-to-year during the period indicated but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index.


                                                          Risk return summary  3

           GROWTH PORTFOLIO - SERVICE SHARES


                                1994      1995       1996     1997     1998
                               ------    ------     ------   ------   ------
                               2.71%     29.96%     18.14%   22.49%   35.59%

     Best Quarter  4th-1998  27.71%     Worst Quarter  3rd-1998  (10.95%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Service Shares                         35.59%    21.24%         20.54%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                                                                      -----------------------------------------


           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.


           AGGRESSIVE GROWTH PORTFOLIO - SERVICE SHARES


                                1994      1995       1996     1997     1998
                               ------    ------     ------   ------   ------
                               16.33%    27.38%      7.72%   12.53%   34.19%

     Best Quarter  4th-1998  34.65%     Worst Quarter  3rd-1998  (15.00%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Aggressive Growth Portfolio - Service Shares              34.19%    19.27%         21.68%
                S&P 400 Mid Cap Index*                                    18.25%    18.67%         18.06%
                                                                      ------------------------------------------


           * The S&P 400 Mid Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES


                                                                       1998
                                                                      ------
                                                                      57.91%

     Best Quarter  4th-1998  33.93%     Worst Quarter  3rd-1998   (9.99%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                                           Since Inception
                                                                                 1 year       (5/1/97)
                Capital Appreciation Portfolio - Service Shares                  57.91%        51.65%
                S&P 500 Index*                                                   28.74%        31.38%
                                                                             ------------------------------


           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.


           INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES


                                          1995       1996     1997     1998
                                         ------     ------   ------   ------
                                         23.15%     34.71%   18.36%   16.88%

     Best Quarter  4th-1998  16.16%     Worst Quarter  3rd-1998  (17.76%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                                           Since Inception
                                                                                 1 year       (5/2/94)
                International Growth Portfolio - Service Shares                  16.88%        18.87%
                Morgan Stanley Capital International EAFE Index*                 20.00%         8.11%
                                                                             -----------------------------


           * The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

                                                          Risk return summary  5

           WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES

                                1994      1995       1996     1997     1998
                               ------    ------     ------   ------   ------
                               1.53%     27.29%     28.80%   21.91%   28.71%

     Best Quarter  4th-1998  20.87%     Worst Quarter  3rd-1998  (17.00%)

                         Average annual total return for periods ended 12/31/98
                         ------------------------------------------------------


                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Service Shares               28.71%    21.21%         23.76%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      ------------------------------------------


           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          The Growth Portfolios' past performance does not necessarily indicate how they will perform in the future.

 6 Janus Aspen Series

COMBINATION PORTFOLIOS

          The Combination Portfolios are designed for investors who primarily seek growth of capital with varying degrees of emphasis on income. They are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE COMBINATION PORTFOLIOS?

--------------------------------------------------------------------------------

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          - EQUITY INCOME PORTFOLIO seeks current income and long-term growth of capital.

          - GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

          The Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE COMBINATION PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look mostly for equity and income-producing securities that meet their investment criteria one at a time. If a portfolio manager is unable to find such investments, much of a Portfolio's assets may be in cash or similar investments.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

          EQUITY INCOME PORTFOLIO normally emphasizes investments in common stocks, and growth potential is a significant investment consideration. Normally, it invests at least 65% of its assets in income-producing equity securities.

          GROWTH AND INCOME PORTFOLIO normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE COMBINATION PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in any of the Combination Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its NAV will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

                                                          Risk return summary  7

          The income component of the Portfolios' holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


          The following information provides some indication of the risks of investing in the Combination Portfolios by showing how each Combination Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on January 1, 2000. The returns shown for the Service Shares of the Portfolios have been calculated based on the historical performance of a different class of shares (the Institutional Shares) prior to January 1, 2000 (adjusted for estimated expenses of Service Shares). The bar charts depict the change in performance from year-to-year during the period indicated but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the period indicated to a broad-based securities market index.



           BALANCED PORTFOLIO - SERVICE SHARES


                                1994      1995       1996     1997     1998
                               ------    ------     ------   ------   ------
                               0.84%     24.79%     16.18%   21.96%   34.03%

     Best Quarter  4th-1998  20.26%     Worst Quarter  3rd-1998  (5.02%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Service Shares                       34.03%    19.11%         19.49%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                Lehman Brothers Gov't/Corp Bond Index**                    9.47%     7.30%          6.90%
                                                                      ------------------------------------------


           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

 8 Janus Aspen Series

           EQUITY INCOME PORTFOLIO - SERVICE SHARES


                                                                       1998
                                                                      ------
                                                                      45.99%

     Best Quarter  4th-1998  28.47%     Worst Quarter  3rd-1998  (7.23%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                                           Since Inception
                                                                                 1 year       (5/1/97)
                Janus Equity Income Portfolio - Service Shares                   45.99%        49.78%
                S&P 500 Index*                                                   28.74%        31.38%
                                                                             ------------------------------


          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           GROWTH AND INCOME PORTFOLIO - SERVICE SHARES


          Growth and Income Portfolio does not have a full calendar year return because the Portfolio commenced operations on May 1, 1998.

          The Combination Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  9

FIXED-INCOME PORTFOLIOS

          The Fixed-Income Portfolios are designed for long-term investors who primarily seek current income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FIXED-INCOME PORTFOLIOS?

--------------------------------------------------------------------------------

          - FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          - HIGH-YIELD PORTFOLIO seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

          The Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FIXED-INCOME PORTFOLIOS?

          In addition to considering economic factors such as the effect of interest rates on a Portfolio's investments, the portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look mostly for income-producing securities that meet their investment criteria one at a time. If a portfolio manager is unable to find such investments, a Portfolio's assets may be in cash or similar investments.

          FLEXIBLE INCOME PORTFOLIO invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk fixed-income securities, and these securities may be a big part of the portfolio.

          HIGH-YIELD PORTFOLIO normally invests at least 65% of its assets in high-yield/high-risk fixed-income securities, and may at times invest all of its assets in these securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FIXED-INCOME PORTFOLIOS?

          Although the Fixed-Income Portfolios may be less volatile than funds that invest most of their assets in common stocks, the Portfolios' returns and yields will vary, and you could lose money.

          The Portfolios invest in a variety of fixed-income securities. A fundamental risk is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV will likewise decrease. Another fundamental risk associated with fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

          FLEXIBLE INCOME PORTFOLIO AND HIGH-YIELD PORTFOLIO may invest an unlimited amount of their assets in high-yield/high-risk securities, also known as "junk" bonds which may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These securities generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fixed-Income Portfolios may vary significantly, depending upon their holdings of junk bonds.

 10 Janus Aspen Series

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


          The following information provides some indication of the risks of investing in the Fixed-Income Portfolios by showing how each Fixed-Income Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on January 1, 2000. The returns shown for the Service Shares of these Portfolios have been calculated based on the historical performance of a different class of shares (the Institutional Shares) prior to January 1, 2000 (adjusted for estimated expenses of Service Shares). The bar charts depict the change in performance from year-to-year during the period indicated but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index.



           FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES


                                1994      1995       1996     1997     1998
                               ------    ------     ------   ------   ------
                               (0.91%)   23.86%     9.03%    11.52%    8.85%

     Best Quarter  2nd-1995  6.71%     Worst Quarter  1st-1996  (1.11%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                                                Since Inception
                                                                           1 year    5 years       (9/13/93)
                Flexible Income Portfolio - Service Shares                 8.85%     10.20%          9.75%
                Lehman Brothers Gov't/Corp Bond Index*                     9.47%      7.30%          6.90%
                                                                       -----------------------------------------


           * Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                         Risk return summary  11

           HIGH-YIELD PORTFOLIO - SERVICE SHARES


                                                              1997     1998
                                                             ------   ------
                                                             15.98%    1.26%

     Best Quarter  1st-1998  5.52%     Worst Quarter  3rd-1998  (16.15%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                                           Since Inception
                                                                                 1 year       (5/1/96)
                High-Yield Portfolio - Service Shares                            1.26%         10.96%
                Lehman Brothers High-Yield Bond Index*                           1.60%          7.15%
                                                                             -----------------------------


           * Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt.

          The Fixed-Income Portfolios' past performance does not necessarily indicate how they will perform in the future.

MONEY MARKET PORTFOLIO

          Money Market Portfolio is designed for investors who seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF MONEY MARKET PORTFOLIO?

--------------------------------------------------------------------------------

          - MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of capital.

          The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change in the Portfolio's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MONEY MARKET PORTFOLIO?

          MONEY MARKET PORTFOLIO will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital. The Portfolio invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

 12 Janus Aspen Series

3. WHAT ARE THE MAIN RISKS OF INVESTING IN MONEY MARKET PORTFOLIO?

          The Portfolio's yields will vary as the short-term securities in the portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Portfolio's yield may be eroded by inflation. Although Money Market Portfolio invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived credit-worthiness or an issuer's ability to meet its obligations.

          An investment in Money Market Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market Portfolio.


          The following information provides some indication of the risks of investing in Money Market Portfolio by showing how Money Market Portfolio's performance has varied over time. The Money Market Portfolio Service Shares commenced operations on January 1, 2000. The returns shown for the Service Shares of this Portfolio have been calculated based on the historical performance of a different class of shares (the Institutional Shares) prior to January 1, 2000 (adjusted for estimated expenses of Service Shares). The bar chart depicts the change in performance from year to year, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses.



           MONEY MARKET PORTFOLIO - SERVICE SHARES


                                                     1996     1997     1998
                                                    ------   ------   ------
                                                     4.95%    5.08%    5.10%

     Best Quarter  3rd-1995  1.31%     Worst Quarter  2nd-1996  1.19%


          For the Portfolio's current yield, call the Janus XpressLine(TM) at 1-888-979-7737.


          Money Market Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk return summary  13

FEES AND EXPENSES


          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.


          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

 14 Janus Aspen Series

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon estimated gross expenses (without the effect of expense offset arrangements) the Shares expect to incur in their initial fiscal year. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.


                                                                              Total Annual Fund                   Total Annual Fund
                                                                                 Operating                            Operating
                                                     Distribution                 Expenses            Total            Expenses
                                        Management     (12b-1)       Other     Without Waivers       Waivers         With Waivers
                                           Fee         Fees(1)      Expenses   or Reductions(2)   and Reductions   or Reductions(2)
    Growth Portfolio                      0.67%        0.25%         0.01%         0.93%             0.01%             0.92%
    Aggressive Growth Portfolio           0.67%        0.25%         0.01%         0.03%               N/A             0.93%
    Capital Appreciation
      Portfolio                           0.73%        0.25%         0.04%         1.02%             0.07%             0.95%
    International Growth
      Portfolio                           0.72%        0.25%         0.09%         1.06%             0.06%             1.00%
    Worldwide Growth Portfolio            0.66%        0.25%         0.05%         0.96%             0.01%             0.95%
    Balanced Portfolio                    0.67%        0.25%         0.01%         0.93%               N/A             0.93%
    Equity Income Portfolio               0.75%        0.25%         0.48%         1.48%             0.03%             1.45%
    Growth and Income Portfolio           0.75%        0.25%         0.13%         1.13%             0.09%             1.04%
    Flexible Income Portfolio             0.65%        0.25%         0.07%         0.97%               N/A             0.97%
    High-Yield Portfolio                  0.75%        0.25%         4.33%         5.33%             4.08%             1.26%
    Money Market Portfolio                0.25%        0.25%         0.16%         0.66%               N/A             0.66%


--------------------------------------------------------------------------------
   (1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National
       Association of Securities Dealers, Inc.


   (2) All expenses are based on the estimated gross expenses the Shares expect to incur in their initial fiscal year and are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth, Aggressive Growth, Capital Appreciation, International Growth, Worldwide Growth, Balanced, Equity Income and Growth and Income Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreements.

--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                  1 Year     3 Years
                                                                  ------------------
    Growth Portfolio                                               $ 95      $  296
    Aggressive Growth Portfolio                                    $ 95      $  296
    Capital Appreciation Portfolio                                 $104      $  325
    International Growth Portfolio                                 $108      $  337
    Worldwide Growth Portfolio                                     $ 98      $  306
    Balanced Portfolio                                             $ 95      $  296
    Equity Income Portfolio                                        $151      $  468
    Growth and Income Portfolio                                    $115      $  359
    Flexible Income Portfolio                                      $ 99      $  309
    High-Yield Portfolio                                           $532      $1,591
    Money Market Portfolio                                         $ 67      $  211


                                                         Risk return summary  15

Investment objectives, principal investment
           strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Capital Appreciation Portfolio                           Janus Twenty Fund*
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Equity Income Portfolio                            Janus Equity Income Fund
                  Growth and Income Portfolio                    Janus Growth and Income Fund
                  Flexible Income Portfolio                        Janus Flexible Income Fund
                  High-Yield Portfolio                                  Janus High-Yield Fund
                  Money Market Portfolio                              Janus Money Market Fund

          * Prior to May 1, 1999 Capital Appreciation Portfolio was managed in a similar manner to Janus Olympus Fund.


          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.


GROWTH PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Growth Portfolios, their principal investment strategies and certain risks of investing in the Growth Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 24-27 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC GROWTH PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly

 16 Janus Aspen Series
          used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

GLOBAL GROWTH PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Growth Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

            Investment objectives, principal investment strategies and risks  17

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Growth Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

COMBINATION PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Combination Portfolios, their principal investment strategies and certain risks of investing in the Combination Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 24-27 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

          EQUITY INCOME PORTFOLIO
          Equity Income Portfolio seeks current income and long-term growth of capital. It pursues its objective by normally emphasizing investments in common stock, and growth potential is a significant investment consideration. The Portfolio tries to provide a lower level of volatility than the S&P 500 Index. Normally, it invests at least 65% of its assets in income-producing equity securities including common and preferred stocks, warrants and securities that are convertible to common or preferred stocks.

          GROWTH AND INCOME PORTFOLIO
          Growth and Income Portfolio seeks long-term capital growth and current income. It normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

The following questions and answers are designed to help you better understand the Combination Portfolios' principal investment strategies.

1. HOW DO THE COMBINATION PORTFOLIOS DIFFER FROM EACH OTHER?

          Growth and Income Portfolio places a greater emphasis on aggressive growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than the other Combination Portfolios. Although Equity Income Portfolio

 18 Janus Aspen Series
          invests substantially all of its assets in common stocks, it emphasizes investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability, and thus may be expected to be less volatile than Growth and Income Portfolio, as discussed in more detail below. Balanced Portfolio places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be the least volatile of the Combination Portfolios.

2. HOW DOES EQUITY INCOME PORTFOLIO TRY TO LIMIT PORTFOLIO VOLATILITY?

          Equity Income Portfolio seeks to provide a lower level of volatility than the stock market at large, as measured by the S&P 500. The lower volatility sought by this Portfolio is expected to result primarily from investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability. The greater price stability sought by Equity Income Portfolio may be characteristic of companies that generate above average free cash flows. A company may use free cash flows for a number of purposes including commencing or increasing dividend payments, repurchasing its own stock or retiring outstanding debt. The portfolio manager also considers growth potential in selecting this Portfolio's securities and may hold securities selected solely for their growth potential.

3. HOW ARE COMMON STOCKS SELECTED FOR THE COMBINATION PORTFOLIOS IN COMPARISON TO THE GROWTH PORTFOLIOS?

          Because income is a part of the investment objective of the Combination Portfolios, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for these Portfolios.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          Balanced Portfolio and Growth and Income Portfolio shift assets between the growth and income components of their holdings based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Portfolio will place a greater emphasis on the growth component.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF THE COMBINATION PORTFOLIOS' INVESTMENTS?

          The growth component of the Combination Portfolios' investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio and Growth and Income Portfolio will consist of securities that the portfolio managers believe have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

            Investment objectives, principal investment strategies and risks  19

FIXED-INCOME PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Fixed-Income Portfolios, their principal investment strategies and certain risks of investing in the Fixed-Income Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 24-27 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          In addition to considering economic factors such as the effect of interest rates on a Portfolio's investments, the portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look mostly for income-producing securities that meet their investment criteria one at a time. If a portfolio manager is unable to find such investments, much of a Portfolio's assets may be in cash or similar investments.

          FLEXIBLE INCOME PORTFOLIO
          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk securities, and these may be a big part of the portfolio. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

          HIGH-YIELD PORTFOLIO
          High-Yield Portfolio seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. It pursues its objectives by normally investing 65% of its assets in high-yield/high-risk fixed-income securities, and may at times invest all of its assets in these securities.

The following questions and answers are designed to help you better understand the Fixed-Income Portfolios' principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. A bond fund's average-weighted effective maturity and its duration are measures of how the fund may react to interest rate changes.

2. HOW DO THE FIXED-INCOME PORTFOLIOS MANAGE INTEREST RATE RISK?

          Each Fixed-Income Portfolio may vary the average-weighted effective maturity of its assets to reflect its portfolio manager's analysis of interest rate trends and other factors. A Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Portfolios may also use futures, options and other derivatives to manage interest rate risks.

 20 Janus Aspen Series

3. WHAT IS MEANT BY A PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY A PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK SECURITY?

          A high-yield/high-risk security (also called a "junk" bond) is a debt security rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

GENERAL PORTFOLIO POLICIES OF THE PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

          Unless otherwise stated, each of the following policies applies to all of the Portfolios other than Money Market Portfolio. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Growth and Global Growth Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Combination Portfolios also invest in domestic and foreign equity securities with

            Investment objectives, principal investment strategies and risks 21 varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          The Fixed-Income Portfolios invest primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk fixed-income securities and municipal obligations. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - common stocks

          - mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

 22 Janus Aspen Series

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

            Investment objectives, principal investment strategies and risks  23

RISKS FOR GROWTH, GLOBAL GROWTH AND COMBINATION PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in the Growth, Global Growth and Combination Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO AFFECT THEIR RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

 24 Janus Aspen Series

RISKS FOR FIXED-INCOME PORTFOLIOS

          Because the Portfolios invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. A Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in the Fixed-Income Portfolios.

1. HOW DO THE FIXED-INCOME PORTFOLIOS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK AND INTEREST RATE RISK?

          Flexible Income Portfolio and High-Yield Portfolio invest primarily in corporate bonds. High-Yield Portfolio's credit risk is generally higher than Flexible Income Portfolio. Flexible Income Portfolio's interest rate risk is generally higher than High-Yield Portfolio.

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to "Explanation of Rating Categories" on page 46 for a description of rating categories.

RISKS COMMON TO ALL NON-MONEY MARKET PORTFOLIOS

The following questions and answers discuss risks that apply to all Portfolios other than Money Market Portfolio.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may

            Investment objectives, principal investment strategies and risks 25 take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          The junk bond market can experience sudden and sharp price swings. Because Flexible Income Portfolio and High-Yield Portfolio may invest a significant portion of their assets in high-yield/high-risk securities, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

          Please refer to "Explanation of Rating Categories" on page 46 for a description of bond rating categories.

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

4. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

 26 Janus Aspen Series

MONEY MARKET PORTFOLIO

          This section takes a closer look at the investment objective of Money Market Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Money Market Portfolio is subject to certain specific SEC rule requirements. Among other things, the Portfolio is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

          Money Market Portfolio will:

          - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

          - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

          - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

          Money Market Portfolio invests primarily in:

          - high quality debt obligations

          - obligations of financial institutions

          The Portfolio may also invest (to a lesser degree) in:

          - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

          - municipal securities

          DEBT OBLIGATIONS

          The Portfolio may invest in debt obligations of domestic issuers. Debt obligations include:

          - commercial paper

          - notes and bonds

          - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

          - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

            Investment objectives, principal investment strategies and risks  27

          OBLIGATIONS OF FINANCIAL INSTITUTIONS

          Examples of obligations of financial institutions include:

          - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

          - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

          - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest

          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

          The following is a description of other investment techniques that Money Market Portfolio may use:

          PARTICIPATION INTERESTS
          A participation interest gives Money Market Portfolio a proportionate, undivided interest in underlying debt securities and sometimes carries a demand feature.

          DEMAND FEATURES
          Demand features give Money Market Portfolio the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

          Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Portfolio's investments may be dependent in part on the credit quality of the banks supporting Money Market Portfolio's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

          VARIABLE AND FLOATING RATE SECURITIES
          Money Market Portfolio may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

 28 Janus Aspen Series

          MORTGAGE- AND ASSET-BACKED SECURITIES
          Money Market Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other governmental or government-related entity. The Portfolio may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

          Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

          REPURCHASE AGREEMENTS
          Money Market Portfolio may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Portfolio purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

          If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Portfolio may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

            Investment objectives, principal investment strategies and risks  29

Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.


          Participating insurance companies that purchase the Portfolios' Shares may perform administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.


MANAGEMENT EXPENSES AND EXPENSE LIMITS


          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including the distribution fee, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.


                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
------------------------------------------------------------------------------------------------------------------
     Growth Portfolio
     Aggressive Growth Portfolio                        First $300 Million        0.75               N/A(1)
     Capital Appreciation Portfolio                     Next $200 Million         0.70
     International Growth Portfolio                     Over $500 Million         0.65
     Worldwide Growth Portfolio
     Balanced Portfolio
------------------------------------------------------------------------------------------------------------------
     Equity Income Portfolio                            First $300 Million        0.75
     Growth and Income Portfolio                        Next $200 Million         0.70              1.25(1)(2)
                                                        Over $500 Million         0.65
------------------------------------------------------------------------------------------------------------------
     Flexible Income Portfolio                          First $300 Million        0.65              1.00(2)
                                                        Over $300 Million         0.55
------------------------------------------------------------------------------------------------------------------
     High-Yield Portfolio                               First $300 Million        0.75              1.00(2)
                                                        Over $300 Million         0.65
------------------------------------------------------------------------------------------------------------------
     Money Market Portfolio                             All Asset Levels          0.25              0.50(2)
------------------------------------------------------------------------------------------------------------------


(1) Janus Capital has agreed to reduce Growth, Aggressive Growth, Capital Appreciation, International Growth, Worldwide Growth, Balanced, Equity Income and Growth and Income Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund, Janus Enterprise Fund, Janus Twenty Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund, and Janus Growth and Income Fund were 0.65%, 0.67%, 0.65%, 0.66%, 0.65%, 0.67%, 0.71% and 0.66%, respectively, for the quarter ended September 30, 1999.


(2) Janus Capital has agreed to limit the Portfolios' expenses as indicated until at least the next annual renewal of the advisory contracts. The distribution fee described on page 34 is not included in the expense limit.


 30 Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------

            is Executive Vice President and co-manager of International Growth Portfolio and Worldwide Growth Portfolio which he has co-managed since May 1998 and December 31, 1999, respectively. He has also co-managed Janus Overseas Fund and Janus Worldwide Fund since April 1998 and September 1999, respectively. He served as assistant portfolio manager for these funds since 1996. Mr. Chang joined Janus Capital in 1993 after receiving a Masters Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.


DAVID J. CORKINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Growth and Income Portfolio which he has managed since its inception. He is Executive Vice President and portfolio manager of Janus Growth and Income Fund which he has managed since August 1997. He previously served as an assistant portfolio manager of Janus
            Mercury Fund. He joined Janus in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus, he was the Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. He holds a Bachelor of Arts in English and Russian from Dartmouth and received his Master of Business Administration from Columbia University in 1993.


JAMES P. GOFF

--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------

            is Executive Vice President and co-manager of Worldwide Growth Portfolio and International Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.


                                                Management of the portfolios  31

SHARON S. PICHLER
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Money Market Portfolio, which she has managed since inception. She also has managed Janus Money Market Fund, Janus Government Money Market
            Fund and Janus Tax-Exempt Money Market Fund since inception. She holds a Bachelor of Arts in Economics from Michigan State
            University and a Master of Business Administration from the University of Texas at San Antonio. Ms. Pichler is a Chartered Financial Analyst.


KAREN L. REIDY

--------------------------------------------------------------------------------

            is Executive Vice President and portfolio manager of Balanced Portfolio and Equity Income Portfolio as of January 2000. She also manages Janus Balanced Fund and Equity Income Fund as of January 2000. She is also assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse in the Mergers and Acquisitions area, performing corporate due diligence, and as an audit senior, analyzing financials for corporate clients. She received an undergraduate degree in Accounting from the University of Colorado. She is a Chartered Financial Analyst.



BLAINE P. ROLLINS

--------------------------------------------------------------------------------

            is Executive Vice President and portfolio manager of Growth Portfolio as of January 2000. He previously managed Balanced Portfolio from May 1996 to December 1999 and Equity Income Portfolio from its inception to December 1999. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Fund since January 2000, Janus Balanced Fund from January 1996 until December 1999 and Janus Equity Income Fund from inception until December 1999. He was an assistant portfolio manager of Janus Fund from January 1994 until December 1999. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.


SANDY R. RUFENACHT
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of High-Yield Portfolio, which he has managed or co-managed since October 1996.
            He previously co-managed Flexible Income Portfolio from January
            1997 to May 1998. Mr. Rufenacht joined Janus Capital in 1990 and has managed Janus Short-Term Bond Fund since January 1996. He is also the portfolio manager of Janus High-Yield Fund. He previously co-managed Janus Flexible Income Fund from June 1996 to February 1998. He holds a Bachelor of Arts in Business from the University of Northern Colorado.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception.
            He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus
            Fund from its inception to August 1997. Mr. Schoelzel joined
            Janus Capital in January 1994. He holds a Bachelor of Arts in Business from Colorado College.

 32 Janus Aspen Series

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Flexible
            Income Portfolio which he has managed or co-managed since its inception. He previously served as co-manager of High-Yield Portfolio, from its inception to May 1998. He managed Short-Term Bond Portfolio from its inception through April 1996. Mr. Speaker joined Janus Capital in 1986. He has managed or co-managed Janus Flexible Income Fund since December 1991 and previously managed both Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from inception through December 1995. He previously managed or co-managed Janus High-Yield Fund from its inception to February 1998. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.

            In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

ASSISTANT PORTFOLIO MANAGERS


DAVID C. DECKER

--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs is a Chartered Financial
            Analyst.


JOHN H. SCHREIBER

--------------------------------------------------------------------------------

            is an assistant portfolio manager of Growth Portfolio, Balanced Portfolio and Equity Income Portfolio. Mr. Schreiber joined Janus in 1997 as an equity research analyst. Prior to coming to Janus he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in mechanical engineering from the University of Washington and a Master of Business Administration from Harvard University. He is a Chartered Financial Analyst.


                                                Management of the portfolios  33

Other information

          CLASSES OF SHARES


          Each Portfolio offers three classes of shares, one of which, the Service Shares, are offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about either the Institutional Shares or the Retirement Shares, please call 1-800-525-0020.



          DISTRIBUTION FEE



          Under a distribution and service plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, Inc., the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such entities. Because 12b-1 fees are paid out of the Service Shares' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.



          CONFLICTS OF INTEREST



          The Trust's shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to owners of variable insurance contracts because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.


          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

 34 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO


          Each class of each Portfolio, other than Money Market Portfolio, distributes substantially all of its investment income at least semi-annually and its net realized gains, if any, at least annually. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.


          HOW DISTRIBUTIONS AFFECT NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

MONEY MARKET PORTFOLIO

          For the Shares of Money Market Portfolio, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. All distributions will be automatically reinvested in Shares of the Portfolio.

TAXES

          TAXES ON DISTRIBUTIONS


          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.


          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

                                                     Distributions and taxes  35

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because a class of shares of each Portfolio are sold in connection with variable annuity contracts and variable life insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 36 Janus Aspen Series

                                                             Shareholder's guide


          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.


PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities of the Portfolios other than Money Market Portfolio are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

          Money Market Portfolio's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

PURCHASES


          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.


          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances. The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

                                                         Shareholder's guide  37

REDEMPTIONS


          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.


          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 38 Janus Aspen Series

                                                            Financial highlights


          No Financial Highlights are presented for the Service Shares because the Shares did not commence operations until January 1, 2000.


                                                        Financial highlights  39

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

 40 Janus Aspen Series
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  41

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

 42 Janus Aspen Series
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  43

Explanation of rating categories

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

 44 Janus Aspen Series

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                            Explanation of rating categories  45

SECURITIES HOLDINGS BY RATING CATEGORY


          During the fiscal period ended June 30, 1999, the percentage of securities holdings for the following Portfolios by rating category based upon a weighted monthly average was:



                 FLEXIBLE INCOME PORTFOLIO
                ----------------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                       11%
                 AA                                                                         3%
                 A                                                                         12%
                 BBB                                                                       19%
                 BB                                                                        12%
                 B                                                                         20%
                 CCC                                                                        1%
                 CC                                                                         0%
                 C                                                                          0%
                 Not Rated                                                                  7%
                 Preferred Stock                                                            1%
                 Cash and Options                                                          14%
                 TOTAL                                                                    100%
                ----------------------------------------------------------------------------------------



                 HIGH-YIELD PORTFOLIO
                ----------------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                        1%
                 AA                                                                         0%
                 A                                                                          0%
                 BBB                                                                        1%
                 BB                                                                         7%
                 B                                                                         67%
                 CCC                                                                        9%
                 CC                                                                         0%
                 C                                                                          0%
                 Not Rated                                                                 13%
                 Preferred Stock                                                            0%
                 Cash and Options                                                           2%
                 TOTAL                                                                    100%
                ----------------------------------------------------------------------------------------


          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal period ended December 31, 1998.

 46 Janus Aspen Series

                       This page intentionally left blank

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                               Janus Aspen Series
                              Institutional Shares

       Supplement Dated December 31, 1999 to Prospectus Dated May 1, 1999

     THIS INFORMATION SUPPLEMENTS THE PROSPECTUS FOR THE INSTITUTIONAL SHARES OF JANUS ASPEN SERIES DATED MAY 1, 1999. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS PLEASE CONTACT YOUR INSURANCE COMPANY OR PLAN SPONSOR.

     The following information should be added to the INVESTMENT
PERSONNEL/PORTFOLIO MANAGERS' biographies on page 33 of the Prospectus.

     Effective December 31, 1999, Laurence J. Chang will be co-manager of Worldwide Growth Portfolio. Prior to serving as co-manager of Worldwide Growth Portfolio, he served as assistant portfolio manager of Worldwide Growth Portfolio since 1996 and has co-managed Janus Worldwide Fund since September 1999. Currently, he is also Executive Vice President and co-manager of International Growth Portfolio and Janus Overseas Fund which he has co-managed since May 1998 and April 1998, respectively. He served as assistant portfolio manager for these funds since 1996. Mr. Chang joined Janus Capital in 1993 after receiving an undergraduate degree with honors in Religion and Philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. Mr. Chang is a Chartered Financial Analyst.

     Effective January 1, 2000, Karen L. Reidy will be Executive Vice President and portfolio manager of Balanced Portfolio and Equity Income Portfolio replacing Blaine Rollins who previously managed Balanced Portfolio and Equity Income Portfolio. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse in the Mergers and Acquisitions area, performing corporate due diligence, and as an audit senior, analyzing financials for corporate clients. She received an undergraduate degree in Accounting from the University of Colorado. She is a Chartered Financial Analyst.

     Effective January 1, 2000, Blaine P. Rollins will be Executive Vice President and portfolio manager of Growth Portfolio replacing Jim Craig who previously managed Growth Portfolio from inception to December 1999. Prior to serving as manager of Growth Portfolio, Mr. Rollins served as Executive Vice President and portfolio manager of Balanced Portfolio from May 1996 to December 1999, Equity Income Portfolio from inception to December 1999 and assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

     Effective January 1, 2000, John Schreiber will be assistant portfolio manager of Growth Portfolio, Balanced Portfolio and Equity Income Portfolio. Mr. Schreiber joined Janus in 1997 as an equity research analyst. Prior to coming to Janus, he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in mechanical engineering from the University of Washington and a Master of Business Administration from Harvard University. He is a Chartered Financial Analyst.

     The following replaces CLASSES OF SHARES on page 36 of the Prospectus:

     Each Portfolio currently offers three classes of Shares, one of which, the Institutional Shares, are offered pursuant to this Prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Service Shares of each Portfolio are offered by separate prospectus and are available only in connection with variable insurance contracts and certain qualified retirement plans offered by entities that require payment for distribution and shareholder servicing. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about either Retirement Shares or Service Shares, please call 1-800-525-0200.

A15UP1299

                               Janus Aspen Series
                               Retirement Shares

     Supplement Dated December 31, 1999 to Prospectus Dated August 20, 1999

     THIS INFORMATION SUPPLEMENTS THE PROSPECTUS FOR THE RETIREMENT SHARES OF JANUS ASPEN SERIES DATED AUGUST 20, 1999. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS PLEASE CONTACT YOUR PLAN SPONSOR.

     The following information should be added to the INVESTMENT
PERSONNEL/PORTFOLIO MANAGERS' biographies on page 31 of the Prospectus.

     Effective December 31, 1999, Laurence J. Chang will be co-manager of Worldwide Growth Portfolio. Prior to serving as co-manager of Worldwide Growth Portfolio, he served as assistant portfolio manager of Worldwide Growth Portfolio since 1996 and has co-managed Janus Worldwide Fund since September 1999. Currently, he is, also, Executive Vice President and co-manager of International Growth Portfolio and Janus Overseas Fund which he has co-managed since May 1998 and April 1998, respectively. He served as assistant portfolio manager for these funds since 1996. Mr. Chang joined Janus Capital in 1993 after receiving an undergraduate degree with honors in Religion and Philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. Mr. Chang is a Chartered Financial Analyst.

     Effective January 1, 2000, Karen L. Reidy will be Executive Vice President and portfolio manager of Balanced Portfolio and Equity Income Portfolio replacing Blaine Rollins who previously managed Balanced Portfolio and Equity Income Portfolio. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse in the Mergers and Acquisitions area, performing corporate due diligence, and as an audit senior, analyzing financials for corporate clients. She received an undergraduate degree in Accounting from the University of Colorado. She is a Chartered Financial Analyst.

     Effective January 1, 2000, Blaine P. Rollins will be Executive Vice President and portfolio manager of Growth Portfolio replacing Jim Craig who previously managed Growth Portfolio from inception to December 1999. Prior to serving as manager of Growth Portfolio, Mr. Rollins served as Executive Vice President and portfolio manager of Balanced Portfolio from May 1996 to December 1999, Equity Income Portfolio from inception to December 1999 and assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Capital in 1990 and gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

     Effective January 1, 2000, John Schreiber will be assistant portfolio manager of Growth Portfolio, Balanced Portfolio and Equity Income Portfolio. Mr. Schreiber joined Janus in 1997 as an equity research analyst. Prior to coming to Janus, he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in mechanical engineering from the University of Washington and a Master of Business Administration from Harvard University. He is a Chartered Financial Analyst.

     The following replaces CLASSES OF SHARES on page 34 of the Prospectus:

     Each Portfolio currently offers three classes of Shares, one of which, the Retirement Shares, are offered pursuant to this Prospectus. The Shares offered by this Prospectus are available only to qualified retirement plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Institutional Shares of each Portfolio are offered by separate prospectus and are available only in connection with and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares of each Portfolio are offered by separate prospectus and are available only in connection with variable insurance contracts and certain qualified retirement plans offered by entities that require payment for distribution and shareholder servicing. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about either Institutional Shares or Service Shares, please call 1-800-525-0200.

ARSUP1299

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

                                         LOGO

                                  Subject to Completion
        Preliminary Statement of Additional Information Dated October 26, 1999


                 Janus Aspen Series

                 Service Shares


                     Growth Portfolio
                     Aggressive Growth Portfolio
                     Capital Appreciation Portfolio
                     International Growth Portfolio
                     Worldwide Growth Portfolio
                     Balanced Portfolio
                     Equity Income Portfolio
                     Growth and Income Portfolio
                     Flexible Income Portfolio
                     High-Yield Portfolio

                              100 Fillmore Street
                              Denver, CO 80206-4928
                              (800) 29JANUS

                              Statement of Additional Information


                 This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus for the Retirement Shares (the "Shares") of the portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware business trust. Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Portfolio is managed separately by Janus Capital Corporation.



                 The Service Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans.



                 This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectus dated December 31, 1999, which is incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectus. The Annual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge from your insurance company or plan sponsor.

    LOGO

                                                              Table of contents


                Classification, Portfolio Turnover, Investment Policies and
                Restrictions, and Investment Strategies and Risks...........    2
                Investment Adviser..........................................   22
                Custodian, Transfer Agent and Certain Affiliations..........   25
                Portfolio Transactions and Brokerage........................   26
                Trustees and Officers.......................................   30
                Shares of the Trust.........................................   35
                   Net Asset Value Determination............................   35
                   Purchases................................................   35
                   Distribution and Shareholder Servicing Plan..............   35
                   Redemptions..............................................   36
                Income Dividends, Capital Gains Distributions and Tax
                Status......................................................   38
                Miscellaneous Information...................................   39
                   Shares of the Trust......................................   39
                   Shareholder Meetings.....................................   39
                   Voting Rights............................................   39
                   Independent Accountants..................................   40
                   Registration Statement...................................   40
                Performance Information.....................................   41
                Financial Statements........................................   43
                Appendix A..................................................   44
                   Explanation of Rating Categories.........................   44

Classification, portfolio turnover, investment policies and restrictions, and investment strategies and risks

CLASSIFICATION

          Each Portfolio is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Aggressive Growth Portfolio and Capital Appreciation Portfolio are nondiversified funds. Each of these Portfolios reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested. Growth Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Equity Income Portfolio, Growth and Income Portfolio, Flexible Income Portfolio and High-Yield Portfolio are diversified funds.

PORTFOLIO TURNOVER

          The Prospectus includes a discussion of portfolio turnover policies. Portfolio turnover is calculated by dividing total purchases or sales, whichever is less, by the average monthly value of a Portfolio's securities. The following table summarizes the portfolio turnover rates for the fiscal periods indicated. The information below is for fiscal years ended December 31.

Portfolio Name                                                1998      1997
----------------------------------------------------------------------------
Growth Portfolio............................................   73%      122%
Aggressive Growth Portfolio.................................  132%      130%
Capital Appreciation Portfolio..............................   91%      101%(1)
International Growth Portfolio..............................   93%       86%
Worldwide Growth Portfolio..................................   77%       80%
Balanced Portfolio..........................................   70%      139%
Equity Income Portfolio.....................................   79%      128%(1)
Growth and Income Portfolio.................................   62%(2)   N/A
Flexible Income Portfolio...................................  145%      119%
High-Yield Portfolio........................................  301%      299%

(1) May 1, 1997 (inception) to December 31, 1997, annualized.
(2) May 1, 1998 (inception) to December 31, 1998, annualized.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

          The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. As fundamental policies, each of the Portfolios may not:

          (1) Own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of the total assets of Aggressive Growth Portfolio and Capital Appreciation Portfolio and as to seventy-five percent (75%) of the value of the total assets of the other Portfolios, purchase the securities of any one issuer (except cash items and "government securities" as defined under the Investment Company Act of 1940, as amended, if immediately after and as a result of such purchase, the value of the holdings of a Portfolio in the securities of such issuer exceeds 5% of the value of such Portfolio's total assets. With respect to the other 50% of the value of its total assets, Aggressive Growth Portfolio and Capital Appreciation Portfolio may invest in the securities of as few as two issuers.

          (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities).

          (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

          (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolios from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

          (5) Lend any security or make any other loan if, as a result, more than 25% of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

          (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

          As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Portfolio.

          The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

          (a) A Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

          (b) The Portfolios do not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

          (c) The Portfolios do not currently intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

          (d) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

          (e) The Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a

          Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

          (f) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (g) The Portfolios may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Portfolios may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

          For purposes of the Portfolios' restriction on investing in a particular industry, the Portfolios will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

          BALANCED PORTFOLIO. As an operational policy, at least 25% of the assets of Balanced Portfolio normally will be invested in fixed-income securities.

          FLEXIBLE INCOME PORTFOLIO. As a fundamental policy, this Portfolio may not purchase a non-income-producing security if, after such purchase, less than 80% of the Portfolio's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position

          As discussed in the Prospectus, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolio's investment in cash and similar investments may increase. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities" on page 8).

Illiquid Investments

          Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

          If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Portfolio to decline.


Securities Lending



          The Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Portfolios will not have the right to vote on securities while they are being lent, but they will call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the Securities and Exchange Commission and policies approved by the Trustees. Cash collateral may be invested in money market funds advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.


Short Sales

          Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

          Each Portfolio may invest up to 10% (without limit for High-Yield Portfolio and Flexible Income Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

          Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

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

Pass-Through Securities

          The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

          The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

          Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

          From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Portfolios may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

          The Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in European securities markets. GDRs are securities convertible into equity securities of foreign issuers. Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' prospectus.

Municipal Obligations

          The Portfolios may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

          Other types of income producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

          VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

          STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

          TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

          INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

          STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          The Portfolios will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

          In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

          A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Securities

          Flexible Income Portfolio and High-Yield Portfolio may invest without limit in securities that are rated below investment grade (e.g., securities rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). No other Portfolio intends to invest 35% or more of its net assets in such securities. Lower rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

          Any Portfolio may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit of each Portfolio unless its manager deems such securities to be the equivalent of investment grade securities.

          Subject to the above limits, each Portfolio may purchase defaulted securities only when its portfolio manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

          Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

          Disposition of Portfolio Securities. Although these Portfolios generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

          Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options and Other Derivative Instruments

          FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business and by depositing margin payments in a segregated account with the Portfolios' custodian.

          The Portfolios intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Portfolios will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Portfolios hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

          Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a

          Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

          A Portfolio's primary purpose in entering into futures contracts is to protect that Portfolio from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

          If a Portfolio owns Treasury bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

          Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

          Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

          OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures

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

          contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

          The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

          FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

          The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio

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

          also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

          These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

          The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

          OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a

          Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

          The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios' custodian.

          The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

          OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities

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

          that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

          A put option written by a Portfolio is "covered" if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

          The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

          An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price.

          If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

          The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

          A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

          EURODOLLAR INSTRUMENTS. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

          SWAPS AND SWAP-RELATED PRODUCTS. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it

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

          will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

          There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

          ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investment adviser

          As stated in the Prospectus, each Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolios or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios.

          The Portfolios pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not affiliated with Janus Capital and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Portfolios may reimburse Janus Capital for its costs.


          Growth Portfolio, Aggressive Growth Portfolio, Capital Appreciation Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Equity Income Portfolio and Growth and Income Portfolio have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the first $300 million of the average daily net assets of each Portfolio, 0.70% of the next $200 million of the average daily net assets of each Portfolio and 0.65% on the average daily net assets of each Portfolio in excess of $500 million. The advisory fee is calculated and payable daily. Janus Capital has voluntarily agreed to cap the advisory fee of Growth Portfolio, Aggressive Growth Portfolio, Capital Appreciation Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Equity Income Portfolio and Growth and Income Portfolio at the effective rate of Janus Fund, Janus Enterprise Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund (the "retail funds"), respectively. The effective rate of each retail fund is the advisory fee calculated by such fund on the last day of each calendar quarter. If the assets of the corresponding retail fund exceed the assets of a Portfolio as of the last day of any calendar quarter, then the advisory fee payable by that Portfolio for the following calendar quarter will be a flat rate equal to such effective rate. The effective rate (annualized) of Janus Fund, Janus Enterprise Fund, Janus Twenty Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund were 0.65%, 0.67%, 0.65%, 0.66%, 0.65%, 0.67%, 0.71% and 0.66%,
          respectively, for the quarter ended September 30, 1999. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreements.



          In addition, Janus Capital has agreed to reimburse Equity Income Portfolio and Growth and Income Portfolio by the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee described below, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Portfolio until at least the next annual renewal of the advisory agreements. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the above expense limitation.

          High-Yield Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of .75% of the first $300 million of average daily net assets of the Portfolio and .65% of the average daily net assets in excess of $300 million. Flexible Income Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of .65% of the first $300 million of the average daily net assets of the Portfolio, plus .55% of the average daily net assets of the Portfolio in excess of $300 million. The fee is calculated and payable daily. Janus Capital has agreed to waive the advisory fee payable by each of these Portfolios in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee described below, brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year for Flexible Income Portfolio and High-Yield Portfolio. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the above expense limitation. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.


          The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the periods indicated. The information below is for fiscal years ended December 31.

                                           1998                          1997                         1996
                                --------------------------    --------------------------   --------------------------
        Portfolio Name          Advisory Fees   Waivers(1)    Advisory Fees   Waivers(1)   Advisory Fees   Waivers(1)
---------------------------------------------------------------------------------------------------------------------
Growth Portfolio                 $ 5,144,931                   $3,119,619           --      $1,410,362           --
Aggressive Growth Portfolio      $ 4,159,741                   $3,036,239           --      $2,102,177           --
Capital Appreciation Portfolio   $   181,285                   $   12,832(2)   $ 9,172(2)           --           --
International Growth Portfolio   $ 1,547,572                   $  645,307           --      $   55,211      $51,880
Worldwide Growth Portfolio       $14,485,092                   $7,532,715           --      $2,015,059           --
Balanced Portfolio               $ 4,020,954                   $1,348,363           --      $  344,791           --
Equity Income Portfolio          $    42,337     $34,357       $    5,959(2)   $ 5,959(2,3)         --           --
Growth and Income Portfolio      $    12,900     $12,900(3,4)          --           --              --           --
Flexible Income Portfolio        $   563,148                   $  237,601           --      $  116,279           --
High-Yield Portfolio             $    24,691     $24,691(3)    $   11,790      $11,790(3)   $    2,304(5)   $ 2,304(3)(5)

(1) In addition to these fee waivers, Janus Capital has agreed to reduce the advisory fee of the Growth, Aggressive Growth, Capital Appreciation, International Growth, Worldwide Growth, Balanced, Equity Income Growth and Income Portfolios to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio.
(2) May 1, 1997 (inception) to December 31, 1997.
(3) Fee waiver by Janus Capital exceeded the advisory fee.
(4) May 1, 1998 (inception) to December 31, 1998.
(5) May 1, 1996 (inception) to December 31, 1996.

          The Advisory Agreement for each of the Portfolios is dated July 1, 1997 and will continue in effect from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Portfolios. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including the Trustees who are not interested persons of that Portfolio or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.

          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus

          Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Portfolios and other portfolios advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

          Kansas City Southern Industries, Inc. ("KCSI") owns approximately 82% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.


          [TO BE UPDATED] KCSI has announced its intention to separate its transportation and financial services businesses. KCSI is currently studying alternatives for completion of the separation that meet its business objectives without risking adverse tax consequences. KCSI expects completion of the separation to be contemplated in 1999.


          Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital does not permit the Portfolios' portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors/Trustees, officers and employees of Janus Capital and the Trust. The policy requires investment personnel and officers of Janus Capital, inside directors/Trustees of Janus Capital and the Portfolios and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolios.

          In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/Trustees of Janus Capital and the Trust to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

          The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

Custodian, transfer agent and certain affiliations

          State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street and the foreign subcustodians it selects, have custody of the assets of the Portfolios held outside the U.S. and cash incidental thereto. The custodians and subcustodians hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.


          Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Portfolios. Janus Service Corporation is not compensated for its services related to the Shares, except for out-of-pocket costs.


          The Portfolios pay DST Systems, Inc., a subsidiary of KCSI, license fees at the rate of $3.06 per shareholder account for the growth and combination portfolios and $3.98 per shareholder account for the fixed-income portfolios for the use of DST's shareholder accounting system. The Portfolios also pay DST $1.10 per closed shareholder account. The Portfolios pay DST for the use of its portfolio and fund accounting system a monthly base fee of $250 to $1,250 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month).

          The Trustees have authorized the Portfolios to use another affiliate of DST as introducing broker for certain Portfolio transactions as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates with regard to commissions earned by such affiliate. DST charges shown above are net of such credits. See "Portfolio Transactions and Brokerage."

          Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Portfolio transactions and brokerage

          Decisions as to the assignment of portfolio business for the Portfolios and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

          In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to:
          Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above.

          For the year ended December 31, 1998, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below:

Portfolio Name                                                Commissions   Transactions
----------------------------------------------------------------------------------------
Growth Portfolio                                               $413,532     $417,034,639
Aggressive Growth Portfolio                                    $486,104     $392,999,344
Capital Appreciation Portfolio                                 $  6,456     $  8,627,008
International Growth Portfolio                                 $ 67,747     $ 21,378,002
Worldwide Growth Portfolio                                     $650,580     $258,735,559
Balanced Portfolio                                             $ 91,836     $ 76,576,730
Equity Income Portfolio                                        $  1,272     $  1,058,786
Growth and Income Portfolio                                    $    642     $    627,984

Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.

          Janus Capital may use research products and services in servicing other accounts in addition to the Portfolios. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

          Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Portfolios. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

          Janus Capital may consider sales of Portfolio Shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Portfolio Shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio (i) to the Portfolio or (ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing Portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

          The Portfolios' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than those that would otherwise be incurred.

          The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal periods ending on December 31st of each year:

Portfolio Name                                                   1998         1997         1996
--------------------------------------------------------------------------------------------------
Growth Portfolio                                              $1,062,104   $1,249,908   $  415,247
Aggressive Growth Portfolio                                   $1,157,439   $  974,825   $  616,051
Capital Appreciation Portfolio                                $   39,464   $    2,570(2)       N/A
International Growth Portfolio                                $  810,115   $  512,690   $   49,472
Worldwide Growth Portfolio                                    $5,334,034   $4,223,192   $1,332,024
Balanced Portfolio                                            $  337,008   $  408,226   $   86,264
Equity Income Portfolio                                       $    6,415   $    1,055(2)       N/A
Growth and Income Portfolio                                   $    3,844(1)       N/A          N/A
Flexible Income Portfolio                                     $    4,050   $    2,841   $        0
High-Yield Portfolio                                          $      679   $      103   $      186(3)

(1) May 1, 1998 (inception) to December 31, 1998.
(2) May 1, 1997 (inception) to December 31, 1997.
(3) May 1, 1996 (inception) to December 31, 1996.

NOTE: Portfolios that are not included in the table did not pay brokerage commissions because securities transactions for such Portfolios involved dealers acting as principals.

          Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Portfolio's out-of-pocket expenses as follows:


                                                                Commission Paid
                                                              through DSTS for the
                                                                  Period Ended       Reduction of    % of Total     % of Total
Portfolio Name                                                 December 31, 1998*     Expenses*     Commissions+   Transactions
--------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                     $6,937             $5,203         0.65%           0.49%
Aggressive Growth Portfolio                                          $9,626             $7,219         0.83%           0.60%
Capital Appreciation Portfolio                                       $    0             $    0            0%              0%
International Growth Portfolio                                       $    0             $    0            0%              0%
Worldwide Growth Portfolio                                           $    0             $    0            0%              0%
Balanced Portfolio                                                   $    0             $    0            0%              0%
Equity Income Portfolio                                              $    7             $    6         0.12%           0.08%
Growth and Income Portfolio                                          $    0             $    0            0%              0%


* The difference between commissions paid to DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
+ Differences in the percentage of total commissions versus the percentage of total transactions are due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.

NOTE: Portfolios that did not execute trades with DSTS during the periods indicated are not included in the table.


                                                    Commission Paid through
                                                         DSTS for the                              Commission
                                                            Period                             Paid through DSTS
                                                   May 1, 1997 (inception) -   Reduction of   for the Period Ended    Reduction
Portfolio Name                                        December 31, 1997*        Expenses*      October 31, 1996*     of Expenses*
---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                            $2,819                $2,114             $4,645             $3,484
Aggressive Growth Portfolio                                 $6,780                $5,085             $1,929             $1,447
International Growth Portfolio                              $    0                $    0             $   67             $   51
Worldwide Growth Portfolio                                  $6,697                $5,023             $6,189             $4,642
Balanced Portfolio                                          $  391                $  293             $2,565             $1,924
Equity Income Portfolio                                     $   15                $   11             $    0             $    0


* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

NOTE: Portfolios that did not execute trades with DSTS during the periods indicated are not included in the table.

          As of December 31, 1998, certain Portfolios owned securities of their regular broker-dealers (or parents), as shown below:

                                                                                             Value of
                                                                       Name of              Securities
Portfolio Name                                                      Broker-Dealer              Owned
-------------------------------------------------------------------------------------------------------
Growth Portfolio                                              Charles Schwab Corporation    $30,555,043
Aggressive Growth Portfolio                                   Charles Schwab Corporation    $13,697,389
Balanced Portfolio                                            Charles Schwab Corporation    $24,251,649
Equity Income Portfolio                                       Charles Schwab Corporation       $379,659
Growth and Income Portfolio                                   Charles Schwab Corporation        $63,211

Trustees and officers

          The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


Thomas H. Bailey, Age 62 - Trustee, Chairman and President*#
100 Fillmore Street
Denver, CO 80206-4928

--------------------------------------------------------------------------------
          Trustee, Chairman and President of Janus Investment Fund. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc.


James P. Craig, III, Age 43 - Trustee and Executive Vice President*# 100 Fillmore Street

Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Trustee and Executive Vice President of Janus Investment Fund. Chief Investment Officer, Director of Research, Vice Chairman and Director of Janus Capital. Formerly Executive Vice President and Portfolio Manager of Growth Portfolio and Janus Fund (from inception and 1986, respectively, until December 1999). Formerly Executive Vice President and Co-Manager of Janus Venture Fund (from inception until December
          1999).



Gary O. Loo, Age 59 - Trustee#
102 N. Cascade, Suite 500

Colorado Springs, CO 80903
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund. President and Director of High Valley Group, Inc., Colorado Springs, CO (investments).


Dennis B. Mullen, Age 56 - Trustee

7500 E. McCormick Parkway, #24
Scottsdale, AZ 85258
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund. Private Investor. Formerly (1997-1998), Chief Financial Officer-Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).


James T. Rothe, Age 56 - Trustee

102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund. Professor of Business, University of Colorado, Colorado Springs, CO. Principal, Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm). Formerly (1986-
          1994), Dean of the College of Business, University of Colorado, Colorado Springs, CO.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

William D. Stewart, Age 55 - Trustee#
5330 Sterling Drive

Boulder, CO 80302
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund. President of HPS Division of MKS Instruments, Boulder, CO (manufacturer of vacuum fittings and valves).


Martin H. Waldinger, Age 61 - Trustee

4940 Sandshore Court
San Diego, CA 92130
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund. Private Consultant. Formerly (1993-1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA.


Laurence J. Chang, Age 34 - Executive Vice President, Co-Manager Worldwide Growth Portfolio and International Growth Portfolio*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Co-Manager of Janus Investment Fund+.



David J. Corkins, Age 33 - Executive Vice President, Portfolio Manager Growth and Income Portfolio*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President of Janus Investment Fund. Formerly, (1995-1997), research analyst at Janus Capital and (1993-1995), Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business.

James P. Goff, Age 35 - Executive Vice President, Portfolio Manager of Aggressive Growth Portfolio*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President and Portfolio Manager of Janus Investment Fund. Vice President of Janus Capital.


Helen Young Hayes, Age 37 - Executive Vice President, Co-Manager Worldwide Growth and International Growth Portfolio*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Executive Vice President, Co-Manager of Janus Investment Fund. Vice President of Janus Capital.


--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
+Includes comparable office with various Janus funds that were reorganized into Janus Investment Fund on August 7, 1992.

Karen L. Reidy, Age 32 - Executive Vice President and Portfolio Manager of Balanced Portfolio and Equity Income Portfolio*


100 Fillmore Street


Denver, CO 80206-4648


--------------------------------------------------------------------------------


          Executive Vice President and Portfolio Manager and Assistant Manager of Janus Investment Fund.



Blaine P. Rollins, Age 32 - Executive Vice President, Portfolio Manager of Growth Portfolio*

100 Fillmore Street

Denver, CO 80206-4648

--------------------------------------------------------------------------------

          Executive Vice President and Portfolio Manager of Janus Investment Fund. Vice President of Janus Capital.


Sandy R. Rufenacht, Age 34 - Executive Vice President, Portfolio Manager of High-Yield Portfolio*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President and Portfolio Manager of Janus Investment Fund. Vice President of Janus Capital. Formerly, senior accountant, fixed-income trader and fixed-income research analyst at Janus Capital (1990-1995).


Ronald V. Speaker, age 35 - Executive Vice President, Portfolio Manager of Flexible Income Portfolio*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President and Portfolio Manager of Janus Investment Fund+. Vice President of Janus Capital.


Scott W. Schoelzel, Age 41 - Executive Vice President, Portfolio Manager of Capital Appreciation Portfolio*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President and Portfolio Manager of Janus Investment Fund. Vice President of Janus Capital.

--------------------------------------------------------------------------------
+Includes comparable office with various Janus funds that were reorganized into
 Janus Investment Fund on August 7, 1992.
*Interested person of the Trust and of Janus Capital.

Thomas A. Early, Age 45 - Vice President and General Counsel*
100 Fillmore Street
Denver, CO 80206-4928

--------------------------------------------------------------------------------
          Vice President and General Counsel of Janus Investment Fund. Vice President, General Counsel and Secretary of Janus Capital. Vice President and General Counsel of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital International, Ltd. Director of Janus World Funds Plc. Formerly (1997 to 1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, New Jersey. Formerly (1994 to 1997), Vice President and General Counsel of Prudential Retirement Services, Newark, New Jersey. Formerly (1988 to 1994), Associate General Counsel and Chief Financial Services Counsel, Frank Russell Company, Tacoma, Washington.


Steven R. Goodbarn, Age 42 - Vice President and Chief Financial Officer* 100 Fillmore Street
Denver, CO 80206-4928

--------------------------------------------------------------------------------
          Vice President and Chief Financial Officer of Janus Investment Fund+. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital, Janus Service Corporation, and Janus Distributors, Inc. Director of Janus Service Corporation, Janus Distributors, Inc. and Janus World Funds Plc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (1992-1996), Treasurer of Janus Investment Fund and Janus Aspen Series.


Glenn P. O'Flaherty, Age 41 - Treasurer and Chief Accounting Officer* 100 Fillmore Street, Suite 300
Denver, CO 80206-4928

--------------------------------------------------------------------------------
          Treasurer and Chief Accounting Officer of Janus Investment Fund. Vice President of Janus Capital. Formerly (1991-1997), Director of Fund Accounting, Janus Capital.


Kelley Abbott Howes, Age 34 - Assistant Vice President and Secretary* 100 Fillmore Street
Denver, CO 80206-4928


--------------------------------------------------------------------------------


          Assistant Vice President and Secretary of Janus Investment Fund. Director and Vice President of Janus Distributors, Inc. Vice President and Associate Counsel of Janus Capital.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

          The Trustees are responsible for major decisions relating to each Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

          The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Trust Instrument, Delaware law or the 1940 Act.

          The following table shows the aggregate compensation paid to each Trustee by the Portfolios and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive pension or retirement benefits from the Portfolios or the Janus Funds.

                                                              Aggregate Compensation       Total Compensation
                                                              from the Portfolios for   from the Janus Funds for
                                                                 fiscal year ended         calendar year ended
Name of Person, Position                                         December 31, 1998         December 31, 1998**
-----------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                               $    0                     $     0
James P. Craig, III, Trustee*                                         $    0                     $     0
William D. Stewart, Trustee                                           $5,426                     $82,000
Gary O. Loo, Trustee                                                  $4,432                     $74,000
Dennis B. Mullen, Trustee                                             $4,801                     $82,000
Martin H. Waldinger, Trustee                                          $4,883                     $74,000
James T. Rothe, Trustee                                               $4,941                     $82,000

 * An interested person of the Portfolios and of Janus Capital. Compensated by Janus Capital and not the Portfolios.
** As of December 31, 1998, Janus Funds consisted of two registered investment companies comprised of a total of 32 funds.

Shares of the trust

NET ASSET VALUE DETERMINATION

          As stated in the Prospectus, the net asset value ("NAV") of the Shares of each Portfolio is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of the Shares of each Portfolio is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The per Share NAV of the Shares of each Portfolio is determined by dividing the total value of a Portfolio's securities and other assets, less liabilities, attributable to the Shares of a Portfolio, by the total number of Shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

PURCHASES


          Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolios are purchased at the NAV per Share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a Portfolio or its authorized agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the different Portfolios.



DISTRIBUTION AND SHAREHOLDER SERVICING PLAN



          Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. On September 14, 1999, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolios or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Shares of a Portfolio or by vote of a majority of 12b-1 Trustees.


REDEMPTIONS


          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Portfolios to redeem their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Income dividends, capital gains distributions and tax status


          It is a policy of the Shares of the Portfolios to distribute substantially all of their respective investment income at least semi-annually and their respective net realized gains, if any, at least annually. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code ("Code"). In addition, each Portfolio intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.


          All income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

          The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Portfolios if these instruments appreciate in value, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Portfolios may from year to year make the election permitted under
          Section 853 of the Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Portfolio which will reduce its investment company taxable income.


          Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

Miscellaneous information


          Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust on May 20, 1993. As of the date of this SAI, the Trust is offering eleven series of shares, known as "Portfolios," each of which consists of three classes of shares. Additional series and/or classes may be created from time to time.


SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.001 per share for each series of the Trust. Shares of each Portfolio are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion or subscription rights.


          The Portfolios each offer three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. A second class of shares, Retirement Shares, is offered only to qualified plans whose service providers require a fee from the Trust assets for providing certain services to plan participants. The third class of shares, Institutional Shares, is offered only in connection with investments in and payments under variable insurance contracts as well as other qualified retirement plans.


SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of other Portfolios of the Trust. A shareholder is entitled to one vote for each Share owned.

VOTING RIGHTS


          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.


          The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

          The present Trustees were elected by the initial trustee of the Trust on May 25, 1993, and were approved by the initial shareholder on May 25, 1993, with the exception of Mr. Craig and Mr. Rothe who were appointed by the Trustees as of June 30, 1995 and as of January 1, 1997, respectively. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned above in "Shareholder Meetings," each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Portfolios, audit the Portfolios' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Performance information


          Quotations of average annual total return for the Shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Shares of such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of expenses of the Shares of a Portfolio on an annual basis, and assume that all dividends and distributions are reinvested when paid. The average annual total return of the Shares of each Portfolio, computed as of June 30, 1999, is shown in the table below.



          The Service Shares commenced operations on January 1, 2000. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to January 1, 2000. That historical performance of the Institutional Shares has been restated for purposes of the Service Shares performance based on the Service Shares estimated fees and expenses (ignoring any fee and expense limitations) except where that restatement results in higher performance than the actual historical performance of the Institutional Shares.



                                                                                            Average Annual Total Return
                                                              Portfolio     Number      -----------------------------------
                                                              Inception    of Months     One      Five     Ten     Life of
Portfolio Name                                                  Date      in Lifetime    Year    Years    Years   Portfolio
---------------------------------------------------------------------------------------------------------------------------
Growth Portfolio - Service Shares                              9/13/93       69.5       32.43%   25.04%    N/A      21.78%
Aggressive Growth Portfolio - Service Shares                   9/13/93       69.5       49.36%   27.24%    N/A      25.28%
Capital Appreciation Portfolio - Service Shares                 5/1/97         26       51.36%      N/A    N/A      53.15%
International Growth Portfolio - Service Shares                 5/2/94         62        5.25%   21.19%    N/A      19.11%
Worldwide Growth Portfolio - Service Shares                    9/13/93       69.5       13.11%   24.61%    N/A      24.05%
Balanced Portfolio - Service Shares                            9/13/93       69.5       27.84%   21.58%    N/A      20.00%
Equity Income Portfolio - Service Shares                        5/1/97         26       43.07%      N/A    N/A      48.55%
Growth and Income Portfolio - Service Shares                    5/1/98         14       36.78%      N/A    N/A      37.14%
Flexible Income Portfolio - Service Shares                     9/13/93       69.5        2.45%   10.01%    N/A       8.74%
High-Yield Portfolio - Service Shares                           5/1/96         38       (.68)%   10.21%    N/A      10.77%


          Yield quotations for a Portfolio's Shares are based on the investment income per Share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                              YIELD = 2[(a - b + 1)(6) - 1]
                                      ---------------------
                                               cd

          where a = dividend and interest income
                b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                d = maximum net asset value per share on the last day of the period

          From time to time in advertisements or sales material, the Portfolios may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc., Ibbotson Associates, Micropal or Morningstar, Inc. or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Portfolios may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Midcap Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government/Corporate 1-3 Year Bond Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Intermediate Government Bond Index, the Lehman Brothers Municipal Bond Index, the Russell 2000 Index and the NASDAQ composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Worldwide Growth Portfolio and International Growth Portfolio may also compare their performance to the record of global market indicators, such as the Morgan Stanley International World Index or Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

Financial statements


          The following audited financial statements for Institutional Shares and Retirement Shares for the period ended December 31, 1998 and the unaudited Semiannual Report for Institutional Shares and Retirement Shares for the period ended June 30, 1999 are hereby incorporated into this Statement of Additional Information by reference to the Portfolios' Annual Report dated December 31, 1998 and the Portfolios' Semiannual Report dated June 30, 1999. A copy of each report accompanies this SAI. The Service Shares had not yet commenced operations as of June 30, 1999.



DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT AND SEMIANNUAL REPORT



          Schedules of Investments as of December 31, 1998 and June 30, 1999



          Statements of Operations for the period ended December 31, 1998 and June 30, 1999



          Statements of Assets and Liabilities as of December 31, 1998 and June 30, 1999



          Statements of Changes in Net Assets for the periods ended December 31, 1998 and 1997 and for the six months ended June 30, 1999


          Financial Highlights for each of the periods indicated

          Notes to Financial Statements


          Report of Independent Accountants dated December 31, 1998



          The portions of the Annual Report and Semiannual Report that are not specifically listed above are not incorporated by reference into this Statement of Additional Information and are not part of the Registration Statement.

Appendix A

EXPLANATION OF RATING CATEGORIES

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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

        LOGO

            1-800-29JANUS
            100 Fillmore Street
            Denver, Colorado 80206-4928
            janus.com

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.


                                         LOGO


                                Subject to Completion
       Preliminary Statement of Additional Information Dated October 26, 1999


                 Janus Aspen Series

                 Service Shares


                     Money Market Portfolio

                              100 Fillmore Street
                              Denver, CO 80206-4928
                              (800) 29JANUS

                              Statement of Additional Information


                              December 31, 1999


                 This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus for the Retirement Shares (the "Shares") of Money Market Portfolio. The Portfolio is each a separate series of Janus Aspen Series, a Delaware trust.


                 The Service Shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans.



                 This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated December 31, 1999, which is incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolio's operations and activities than the Prospectus. The Annual Report, which contains important financial information about the Portfolio, is incorporated by reference into this SAI and is also available, without charge, from your insurance company or plan sponsor.

    LOGO

                                                               Table of contents


                Investment Restrictions and
                Investment Strategies.......................................    2
                Performance Data............................................   10
                Determination of Net Asset Value............................   11
                Investment Adviser..........................................   12
                Custodian, Transfer Agent
                and Certain Affiliations....................................   14
                Portfolio Transactions and Brokerage........................   15
                Trustees and Officers.......................................   17
                Purchase of Shares..........................................   21
                Distribution and Shareholder Servicing Plan.................   22
                Redemption of Shares........................................   23
                Dividends and Tax Status....................................   24
                Miscellaneous Information...................................   25
                   Shares of the Trust......................................   25
                   Shareholder Meetings.....................................   25
                   Voting Rights............................................   25
                   Independent Accountants..................................   26
                   Registration Statement...................................   26
                Financial Statements........................................   27
                Appendix A..................................................   28
                   Description of Securities Ratings........................   28
                Appendix B..................................................   31
                   Description of Municipal Securities......................   31

Investment restrictions and investment strategies

INVESTMENT RESTRICTIONS

          The Portfolio has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or the Portfolio or class of shares if a matter affects just the Portfolio or class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Portfolio or class of shares) are present or represented by proxy.

          As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

          The Portfolio has adopted the following fundamental policies:

          (1) With respect to 75% of its assets, the Portfolio may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer or the Portfolio would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Portfolio is currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)

          (2) The Portfolio may not purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Portfolio's investments in municipal securities; (iii) there is no limit on investment in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

          (3) The Portfolio may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (4) The Portfolio may not lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

          (5) The Portfolio may not purchase or sell real estate or any interest therein, except that the Portfolio may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

          (6) The Portfolio may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets, it will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

          (7) The Portfolio may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.

          Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Portfolio interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

          The Portfolio has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

          (1) The Portfolio may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Portfolio's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule,
          Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (2) The Portfolio may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

          (3) The Portfolio may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

          (4) The Portfolio may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For purposes of the Portfolio's policies on investing in particular industries, the Portfolio will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Portfolio may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

          The Portfolio may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

          Under Rule 2a-7, the Portfolio may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases it may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

          Pursuant to Rule 2a-7, the Portfolio will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Portfolio may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, the Portfolio may not invest in a second-tier security if immediately after the acquisition thereof it would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

          The following discussion of types of securities in which the Portfolio may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

          The Portfolio may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Portfolio an undivided interest in the underlying loans or securities in the proportion that the Portfolio's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Portfolio will have the right to demand payment, on not more than seven days' notice, for all or a part of the Portfolio's participation interest. The Portfolio intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Portfolio's investment portfolio. The Portfolio will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

          The Portfolio also may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

          Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by the Portfolio may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Portfolio, as well as other money market rates of interest. The Portfolio will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

          The Portfolio may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

          Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Portfolio may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

          The Portfolio may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. The Government National Mortgage Association ("GNMA") is the principal federal government guarantor of mortgage-backed securities. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Portfolio may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. GNMA pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Portfolio's GNMA securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

          Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs; the U.S. government does not guarantee any aspect of FHLMC PCs.

          The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on the pass-through securities issued by FNMA; the U.S. government does not guarantee any aspect of the FNMA pass-through securities.

          The Portfolio may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages.

          Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.


Securities Lending



          The Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Portfolio will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the Securities and Exchange Commission and policies approved by the Trustees. Cash collateral may be invested in money market funds advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.


Reverse Repurchase Agreements

          Reverse repurchase agreements are transactions in which the Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Portfolio will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

          Generally, a reverse repurchase agreement enables the Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those monies.

When Issued and Delayed Delivery Securities

          The Portfolio may purchase securities on a when-issued or delayed delivery basis. The Portfolio will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Portfolio's custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities

          From time to time, the Portfolio may invest in securities of other investment companies. The Portfolio is subject to the provisions of
          Section 12(d)(1) of the 1940 Act. The Portfolio may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

Debt Obligations

          Money Market Portfolio may invest in debt obligations of domestic issuers. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Obligations of Financial Institutions

          The Portfolio may invest in obligations of financial institutions. Examples of obligations in which the Portfolio may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Portfolio may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest.

          Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties and that could reduce the Portfolio's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

          Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and exploration or nationalization of foreign issuers.

U.S. Government Securities

          Money Market Portfolio may invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Portfolio may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

Municipal Leases

          The Portfolio may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Portfolio will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

          In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality;
          (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

          Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio.

Performance data

          The Portfolio may provide current annualized and effective annualized yield quotations of the Shares based on the Shares' daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Portfolio in advertising is historical and is not intended to indicate future returns.

          The Service Shares commenced operations on January 1, 2000. The returns shown for the Service Shares of the Money Market Portfolio reflect the historical performance of a different class of shares (the Institutional Shares) prior to January 1, 2000. The historical performance of the Institutional Shares has been restated for purposes of the Service Shares performance based on the Service Shares estimated fees and expenses (ignoring any fee and expense limitations) except where that restatement results in higher performance than the actual historical performance of the Institutional Shares.

          In performance advertising, the Portfolio may compare any of its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or CDC/Wiesenberger, Donoghue's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Portfolio may also compare its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Brothers Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Portfolio may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Portfolio may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Portfolio and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

          Any current yield quotation of the Portfolio's Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The current yield of the Portfolio's Shares shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Portfolio may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

          Income calculated for the purpose of determining the yield of the Portfolio's Shares differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Portfolio's Shares may differ from the rate of distribution the Shares paid over the same period or the rate of income reported in the Portfolio's financial statements.

          Although published yield information is useful to investors in reviewing the performance of the Portfolio's Shares, investors should be aware that the yield fluctuates from day to day and that the Share's yield for any given period is not an indication or representation by the Portfolio of future yields or rates of return on the Portfolio's Shares. The Shares' yield is not fixed or guaranteed, and an investment in the Portfolio is not insured. Accordingly, the Shares' yield information may not necessarily be used to compare Portfolio Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Portfolio are not insured or guaranteed, the yield information may not necessarily be used to compare the Portfolio with investment alternatives which are insured or guaranteed.

Determination of net asset value

          Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize the Portfolio's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Portfolio's $1.00 amortized cost price per Share. Should that deviation exceed
          1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Portfolio i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Portfolio's high quality criteria.

Investment adviser

          As stated in the Prospectus, the Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolio's investments, provide office space for the Portfolio and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolio or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolio.

          The Portfolio pays custodian agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of Portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings, and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and record keeping for which the Portfolio may reimburse Janus Capital for its costs.


          The Portfolio has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of .25% of the Portfolio's average daily net assets. Janus Capital has agreed to reimburse the Portfolio by the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee described below, brokerage commissions, interest, taxes and extraordinary expenses, exceed .50% of average daily net assets. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the above expense limitation.


          For the fiscal year ended December 31, 1998, the advisory fee was $79,201. For the fiscal year ended December 31, 1997 and December 31, 1996, the advisory fees were $22,333 and $9,287, respectively. For the fiscal years ended December 31, 1997 and December 31, 1996, Janus Capital waived $2,184 and $9,287, respectively (the advisory fee waivers by Janus Capital exceeded the advisory fees for 1996).

          The Advisory Agreement is dated July 1, 1997 and will continue in effect from year to year so long as such continuance is approved annually by a majority of the Portfolio's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees. The Advisory Agreement i) may be terminated without the payment of any penalty by the Portfolio or Janus Capital on 60 days' written notice;
          ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including the Trustees who are not interested persons of the Portfolio or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Portfolio.

          Janus Capital also acts as sub-advisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Portfolio, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Portfolio and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

          Kansas City Southern Industries, Inc. ("KCSI") owns approximately 82% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.


          [TO BE UPDATED] KCSI has announced its intention to separate its transportation and financial services businesses. KCSI is currently studying alternatives for completion of the separation that meet its business objectives without risking adverse tax consequences. KCSI expects completion of the separation to be contemplated in 1999.


          Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors, officers and employees of Janus Capital and the Portfolio. The policy requires investment personnel and officers of Janus Capital, inside directors of Janus Capital and the Portfolio and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolio.

          In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/Trustees of Janus Capital and the Trust to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

          The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

Custodian, transfer agent and certain affiliations

          Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Portfolio's custodian. The custodian holds the Portfolio's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Portfolio.


          Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Portfolio. Janus Service is not compensated for its services related to the Shares, except for out-of-pocket costs.


          Janus Distributors, Inc. ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc.

          The Portfolio pays DST Systems, Inc., a subsidiary of KCSI, license fees at the rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Portfolio also pays DST $1.10 per closed shareholder account. The Portfolio pays DST for the use of its portfolio and fund accounting system a monthly base fee of $250 to $1,250 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month).

          The Trustees have authorized the Portfolio to use another affiliate of DST as introducing broker for certain Portfolio transactions as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates with regard to commissions earned by such affiliate. See "Portfolio Transactions and Brokerage."

Portfolio transactions and brokerage

          Decisions as to the assignment of portfolio business for the Portfolio and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions.

          In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to:
          Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.

          For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, the Portfolio did not incur any brokerage commissions. The Portfolio generally buys and sells securities in principal and agency transactions in which no commissions are paid. However, the Portfolio may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Portfolio will be no less favorable than that of contemporaneously available principal transactions.

          Janus Capital may use research products and services in servicing other accounts in addition to the Portfolio. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

          Janus Capital may consider sales of Portfolio shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase such shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

          As of December 31, 1998, the Portfolio owned securities of its regular broker-dealers (or parents) as shown below:

                                                                                                 Value of
                                                                   Name of                      Securities
Portfolio Name                                                   Broker-Dealer                     Owned
----------------------------------------------------------------------------------------------------------
Money Market Portfolio                           ABN AMRO Securities, Inc.                      $4,920,000
                                                 CS First Boston                                $1,965,875
                                                 Goldman Sachs Group, L.P.                      $1,999,938
                                                 Morgan Stanley, Dean Witter, Discover & Co.    $1,977,040

Trustees and officers

          The following are the names of the Trustees and officers of Janus Aspen Series, a Delaware business trust of which the Portfolio is a series, together with a brief description of their principal occupations during the last five years.

TRUSTEES



Thomas H. Bailey, Age 62 - Trustee, Chairman and President*#
100 Fillmore Street
Denver, CO 80206-4928

--------------------------------------------------------------------------------
          Trustee, Chairman and President of Janus Investment Fund+. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc.



James P. Craig, III, Age 43 - Trustee and Executive Vice President*# 100 Fillmore Street

Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Trustee and Executive Vice President of Janus Investment Fund+. Chief Investment Officer, Director of Research, Vice Chairman and Director of Janus Capital. Formerly Executive Vice President and Portfolio Manager of Growth Portfolio and Janus Fund (from inception and 1986, respectively, until December 1999). Formerly Executive Vice President and Co-Manager of Janus Venture Fund (from inception until December
          1999).



Gary O. Loo, Age 59 - Trustee#
102 N. Cascade, Suite 500

Colorado Springs, CO 80903
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund+. President and a Director of High Valley Group, Inc., Colorado Springs, Colorado.



Dennis B. Mullen, Age 56 - Trustee
14103 Denver West Parkway

Golden, CO 80401
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund+. Private Investor. Formerly (1997-1998), Chief Financial Officer - Boston Market Concepts, Boston Chicken, Inc., Golden, Colorado (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, Washington (restaurant chain).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Executive Committee.
+Includes comparable office with various Janus funds that were reorganized into Janus Investment Fund on August 7, 1992.

James T. Rothe, Age 56 - Trustee

102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund+. Professor of Business, University of Colorado, Colorado Springs, Colorado. Principal, Phillips-Smith Retail Group, Colorado Springs, Colorado (a venture capital firm). Formerly (1986-1994), Dean of the College of Business, University of Colorado, Colorado Springs, Colorado.



William D. Stewart, Age 55 - Trustee#
5330 Sterling Drive

Boulder, CO 80302
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund+. President of HPS Division of MKS Instruments, Boulder, Colorado (manufacturer of vacuum fittings and valves).



Martin H. Waldinger, Age 61 - Trustee

4940 Sandshore Court
San Diego, CA 92130
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund+. Private Consultant. Formerly (1993 to 1996), Director of Run Technologies, Inc., a software development firm, San Carlos, California. Formerly (1989 to 1993), President and Chief Executive Officer of Bridgecliff Management Services, Campbell, California (a condominium association management company).


OFFICERS



Sharon S. Pichler, Age 50 - Executive Vice President and Portfolio Manager*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President and Portfolio Manager of Janus Money Market Fund and Janus Tax-Exempt Money Market Fund series of Janus Investment Fund+. Formerly (1994-1998) Executive Vice President and Portfolio Manager of Janus Government Money Market Fund. Vice President of Janus Capital. Formerly, Assistant Vice President and portfolio manager at USAA Investment Management Co. (1990-1994).

--------------------------------------------------------------------------------
+Includes comparable office with various Janus funds that were reorganized into
 Janus Investment Fund on August 7, 1992.
*Interested person of the Trust and of Janus Capital.

Thomas A. Early, Age 45 - Vice President and General Counsel*
100 Fillmore Street
Denver, CO 80206-4928

--------------------------------------------------------------------------------
          Vice President and General Counsel of Janus Investment Fund. Vice President, General Counsel and Secretary of Janus Capital. Vice President and General Counsel of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital International, Ltd. Director of Janus World Funds Plc. Formerly (1997 to 1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, New Jersey. Formerly (1994 to 1997), Vice President and General Counsel of Prudential Retirement Services, Newark, New Jersey. Formerly (1988 to 1994), Associate General Counsel and Chief Financial Services Counsel, Frank Russell Company, Tacoma, Washington.



Steven R. Goodbarn, Age 42 - Vice President and Chief Financial Officer*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Vice President and Chief Financial Officer of Janus Investment Fund+. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital, Janus Service Corporation, and Janus Distributors, Inc. Director of Janus Service Corporation and Janus Distributors, Inc. and Janus World Funds Plc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (1992-1996), Treasurer of Janus Investment Fund and Janus Aspen Series.


Glenn P. O'Flaherty, Age 41 - Treasurer and Chief Accounting Officer* 100 Fillmore Street

Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Treasurer and Chief Accounting Officer of Janus Investment Fund. Vice President of Janus Capital. Formerly (1991-1997), Director of Fund Accounting, Janus Capital.


Kelley Abbot Howes, Age 34 - Assistant Vice President and Secretary* 100 Fillmore Street


Denver, CO 80206-4928


--------------------------------------------------------------------------------


          Assistant Vice President and Secretary of Janus Investment Fund. Director and President of Janus Distributors, Inc. Assistant Vice President and Associate Counsel of Janus Capital.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
+Includes comparable office with various Janus funds that were reorganized into Janus Investment Fund on August 7, 1992.

          The Trustees are responsible for major decisions relating to the Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolio by its officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

          The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Trust Instrument, Delaware law or the 1940 Act.

          The Money Market Funds Committee, consisting of Messrs. Loo, Mullen and Rothe, monitors the compliance with policies and procedures adopted particularly for money market funds.


          The following table shows the aggregate compensation paid to each Trustee by the Portfolio and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive pension or retirement benefits from the Portfolio or the Janus Funds.

                                                              Aggregate Compensation       Total Compensation
                                                              from the Portfolio for    from the Janus Funds for
                                                                 fiscal year ended         calendar year ended
Name of Person, Position                                         December 31, 1998         December 31, 1998**
-----------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                                $  0                      $     0
James P. Craig, III, Trustee*                                          $  0                      $     0
William D. Stewart, Trustee                                            $ 36                      $82,000
Gary O. Loo, Trustee                                                   $ 73                      $74,000
Dennis B. Mullen, Trustee                                              $ 77                      $82,000
Martin H. Waldinger, Trustee                                           $ 40                      $74,000
James T. Rothe, Trustee                                                $ 75                      $82,000

 * An interested person of the Portfolio and of Janus Capital. Compensated by Janus Capital and not the Portfolio.
** As of December 31, 1998, Janus Funds consisted of two registered investment companies comprised of a total of 32 funds.

Purchase of Shares


          Shares of the Portfolio can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) qualified plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolio's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolio are purchased at the NAV per share as determined at the close of regular trading session of the New York Stock Exchange next occurring after a purchase order is received and accepted by the Portfolio or its authorized agent. In order to receive a day's dividend, your order must be received by the close of the regular trading session of the NYSE. The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the Portfolio.

Distribution and Shareholder Servicing plan




          Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), the Shares may pay Janus Distributors, Inc., the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. On September 14, 1999, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolio or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Shares of the Portfolio or by vote of a majority of 12b-1 Trustees.

Redemption of Shares


          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified plans. Certain designated organizations are authorized to receive redemption orders on the Portfolio's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolio is governed by Rule 18f-1 under the 1940 Act, which requires the Portfolio to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.


          The right to require the Portfolio to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Dividends and tax status

          Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. The Portfolio intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. In addition, because a class of shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

          All income dividends on the Portfolio's Shares are reinvested automatically in additional Shares of the Portfolio at the NAV determined on the first business day following the record date.


          Because Shares of the Portfolio can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

Miscellaneous information


          The Portfolio is an open-end management investment company registered under the 1940 Act as a series of the Trust, which was organized as a Delaware business trust on May 20, 1993. The Trust Instrument permits the Trustees to issue an unlimited number of shares of beneficial interest from an unlimited number of series and classes of shares. As of the date of this SAI, the Trust consists of eleven series of shares, known as "portfolios," in three classes. Additional series and/or classes may be created from time to time.


SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. The Shares of the Portfolio participate equally in dividends and other distributions by the Portfolio, and in residual assets of the Portfolio in the event of liquidation. Shares of the Portfolio have no preemptive, conversion or subscription rights.


          The Portfolio currently offers three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. A second class of shares, Retirement Shares, is offered only to qualified plans whose service providers require a fee from Trust assets for providing certain services to plan participants. The third class of shares, Institutional Shares, are offered only in connection with investment in and payments under variable contracts and life insurance contracts, as well as certain qualified retirement plans.


SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for the Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the Portfolio or class only if a matter affects or requires the vote of only the Portfolio or class or the Portfolio's or class' interest in the matter differs from the interest of the other portfolios or class of the Trust. A shareholder is entitled to one vote for each Share owned.

VOTING RIGHTS


          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.


          The Trustees are responsible for major decisions relating to the Portfolio's policies and objectives; the Trustees oversee the operation of the Portfolio by its officers.

          The present Trustees were elected by the initial trustee of the Trust on May 25, 1993, and were approved by the initial shareholder on May 25, 1993 with the exception of Mr. Craig and Mr. Rothe who were appointed by the Trustees as of June 30, 1995 and as of January 1, 1997, respectively. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned in "Shareholder Meetings", each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all portfolios of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. Each portfolio or class of the Trust will vote separately only with respect to those matters that affect only that portfolio or class or if an interest of a portfolio or class in the matter differs from the interests of other portfolios or classes of the Trust.

INDEPENDENT AUDITORS

          PricewaterhouseCoopers LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Portfolio, audit the Portfolio's annual financial statements and prepare its tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolio or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial statements


          The following audited financial statements for Institutional Shares and Retirement Shares for the period ended December 31, 1998 and the unaudited Semiannual Report for Institutional Shares and Retirement Shares for the period ended June 30, 1999 are hereby incorporated into this Statement of Additional Information by reference to the Portfolio's Annual Report dated December 31, 1998 and the Portfolios' Semiannual Report dated June 30, 1999. A copy of each report accompanies this Statement of Additional Information. The Service Shares had not yet commenced operations as of June 30, 1999.



DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT AND SEMIANNUAL REPORT



          Schedules of Investments as of December 31, 1998 and June 30, 1999



          Statement of Operations for the period ended December 31, 1998 and June 30, 1999



          Statement of Assets and Liabilities as of December 31, 1998 and June 30, 1999



          Statement of Changes in Net Assets for the periods ended December 31, 1998 and 1997 and for the six months ended June 30, 1999


          Financial Highlights for each of the periods indicated

          Notes to Financial Statements


          Report of Independent Accountants dated December 31, 1998



          The portions of the Annual Report and Semiannual Report that are not specifically listed above are not incorporated by reference into this Statement of Additional Information and are not part of the Registration Statement.

Appendix A

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

          MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

          The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

          The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

          SHORT TERM MUNICIPAL LOANS

          S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

          OTHER SHORT-TERM DEBT SECURITIES

          Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of
          A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                F-1+........................ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                                             assurance for timely payment.
                F-1......................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
                F-2......................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                                             the margin of safety is not as great as the F-1+ and F-1
                                             ratings.

DUFF & PHELPS INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Duff 1+..................... Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and
                                             safety is just below risk-free U.S. Treasury short-term
                                             obligations.
                Duff 1...................... Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection
                                             factors. Risk factors are minor.
                Duff 1-..................... High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors.
                                             Risk factors are very small.
                Duff 2...................... Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding
                                             needs may enlarge total financing requirements, access to
                                             capital markets is good. Risk factors are small.

THOMSON BANKWATCH, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                TBW-1....................... The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a
                                             timely basis.
                TBW-2....................... The second highest category; while the degree of safety regarding timely repayment of principal and interest is
                                             strong, the relative degree of safety is not as high as for issues rated TBW-1.
                TBW-3....................... The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is
                                             considered adequate.
                TBW-4....................... The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

IBCA, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                A1+......................... Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.
                A2.......................... Obligations supported by a good capacity for timely repayment.
                A3.......................... Obligations supported by a satisfactory capacity for timely repayment.
                B........................... Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.
                C........................... Obligations for which there is a high risk of default or which are currently in default.

Appendix B

DESCRIPTION OF MUNICIPAL SECURITIES

          MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

          1. Project Notes, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

          2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

          3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

          4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

          5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae").

          6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

          MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

          1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

          3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

          While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

          Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

          OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

          Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

34
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        LOGO

            1-800-29JANUS
            100 Fillmore Street
            Denver, Colorado 80206-4928
            janus.com

                               JANUS ASPEN SERIES

                           PART C - OTHER INFORMATION
ITEM 23  Exhibits

         Exhibit 1  (a)       Trust   Instrument   dated   May  19,   1993,   is
                              incorporated  herein by reference to  Registrant's
                              Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 20,
                              1993.

                    (b) Amendments to Trust Instrument are incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 7, filed on February 14, 1996.

                    (c) Amendment to Trust Instrument dated December 10, 1996 is incorporated herein by reference to
                              Exhibit 1(c) to Post-Effective Amendment No. 10, filed on February 13, 1997.

                    (d) Amendment to Trust Instrument dated September 14, 1999 is filed herein as Exhibit 1(d).

         Exhibit 2  (a)       Restated   Bylaws  are   incorporated   herein  by
                              reference  to  Exhibit   2(a)  to   Post-Effective
                              Amendment No. 7, filed on February 14, 1996.

                    (b) First Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 7, filed on February 14, 1996.

         Exhibit 3            Not Applicable

         Exhibit 4  (a)       Investment    Advisory    Agreement   for   Growth
                              Portfolio,  Aggressive Growth Portfolio, Worldwide
                              Growth  Portfolio,  Balanced  Portfolio,  Flexible
                              Income Portfolio and Short-Term Bond Portfolio is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 15, filed on
                              February 27, 1998.

                    (b) Investment Advisory Agreement for International Growth Portfolio is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 15, filed on February 27, 1998.

                    (c) Investment Advisory Agreement for Money Market Portfolio is incorporated herein by reference to
                              Exhibit 5(c)
                              to  Post-Effective  Amendment No. 15,
                              filed on February 27, 1998.

                    (d) Investment Advisory Agreement for High-Yield Portfolio is incorporated herein by reference to
                              Exhibit 5(d) to Post-Effective Amendment No. 15, filed on February 27, 1998.

                    (e) Investment Advisory Agreement for Equity Income Portfolio is incorporated herein by reference to
                              Exhibit 5(e) to Post-Effective Amendment No. 15, filed on February 27, 1998.

                    (f) Investment Advisory Agreement for Capital Appreciation Portfolio is incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 15, filed on February 27, 1998.

                    (g) Form of Investment Advisory Agreement for Growth and Income Portfolio is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 12, filed on August 11, 1997.

         Exhibit 5  (a)       Distribution  Agreement for  Retirement  Shares is
                              incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No. 10, filed on
                              February 13, 1997.

                    (b) Form of Distribution and Shareholder Services Agreement for Retirement Shares is incorporated herein by reference to Post-Effective Amendment No. 11, filed on April 30, 1997.

                    (c) Amended Distribution Agreement is incorporated herein by reference to PEA No. 17 filed on February 26, 1999.

                    (d) Amended Distribution Agreement dated September 14, 1999 is filed herein as Exhibit 5(d).

                    (e) Form of Distribution and Shareholder Services Agreement for Service Shares for Qualified Plans is filed herein as Exhibit 5(e)

                    (f)       Form  of  Distribution  and  Shareholder  Services
                              Agreement   for  Service   Shares  for   Insurance
                              Companies is filed herein as Exhibit 5(f)

          Exhibit 6           Not Applicable

          Exhibit 7 (a)       Form of  Custody  Agreement  between  Janus  Aspen
                              Series and Investors Fiduciary Trust Company is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 11, filed on April
                              30, 1997.

                   (b) Form of Custodian Contract between Janus Aspen Series and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 11, filed on April 30, 1997.

                    (c) Letter Agreement dated April 4, 1994 regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 11, filed on April 30, 1997.

                    (d) Form of Custodian Agreement between Janus Aspen Series and United Missouri Bank, N.A. is incorporated herein by reference to Exhibit 8(d) to Post-Effective Amendment No. 11, filed on April 30, 1997.

                    (e) Amendment dated October 11, 1995 of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 7, filed on February 14, 1996.

                    (f) Letter Agreement dated September 10, 1996 regarding State Street Custodian is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 9, filed on October 24, 1996.

                    (g) Form of Subcustodian Contract between United Missouri Bank, N.A. and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 9, filed on October 24, 1996.

                    (h) Form of Letter Agreement dated September 9, 1997, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(h) to Post-Effective Amendment No. 14, filed on October 24, 1997.

                    (i) Form of Global Custody Services Agreement dated March 11, 1999 with Citibank N.A. is incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 19, filed on April 30, 1999.

     Exhibit 8      (a)       Transfer  Agency   Agreement  with  Janus  Service
                              Corporation is incorporated herein by reference to
                              Exhibit 9(a) to Post-Effective Amendment No. 11, filed on April 30, 1997.

                    (b) Transfer Agency Agreement as amended May 1, 1997 is incorporated herein by reference to Exhibit 9(b) to Post-Effective Amendment No. 10, filed on February 13, 1997.

                    (c) Form of Model Participation Agreement is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 11, filed on April 30, 1997.

     Exhibit 9      (a)       Opinion and Consent of Fund  Counsel  with respect
                              to shares of Growth  Portfolio,  Aggressive Growth
                              Portfolio,  Worldwide Growth  Portfolio,  Balanced
                              Portfolio,    Flexible   Income    Portfolio   and
                              Short-Term Bond Portfolio is incorporated herein by reference to Exhibit 10 to Post-Effective
                              Amendment No. 11, filed on April 30, 1997.

                    (b) Opinion and Consent of Fund Counsel with respect to shares of International Growth Portfolio is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 11, filed on April 30, 1997.

                    (c) Opinion and Consent of Fund Counsel with respect to shares of Money Market Portfolio is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 11, filed on April 30, 1997.

                    (d) Opinion and Consent of Fund Counsel with respect to High-Yield Portfolio is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 7, filed on February 14, 1996.

                    (e) Opinion and Consent of Fund Counsel with respect to Equity Income Portfolio and Capital Appreciation Portfolio is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 10, filed on February 13, 1997.

                    (f) Opinion and Consent of Fund Counsel with respect to the Retirement Shares of all the Portfolios is incorporated herein by reference to Exhibit 10(f) to Post-Effective Amendment No. 10, filed on February 13, 1997.

                    (g) Opinion and Consent of Fund Counsel with respect to Growth and Income Portfolio is incorporated herein by reference to Exhibit 10(g) to Post-Effective Amendment No. 12, filed on August 11, 1997.

                    (h) Opinion and Consent of Fund Counsel with respect to Retirement Shares of Growth and Income Portfolio isincorporated herein by reference to
                              Exhibit 10(h) to Post-Effective Amendment No. 12, filed on August 11, 1997.

                    (i) Opinion and Consent of Fund Counsel with respect to Service Shares of all the Portfolios is filed herein as Exhibit 9(i)

         Exhibit 10 Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

         Exhibit 11           Not Applicable

         Exhibit 12           Not Applicable

         Exhibit 13 (a)       Form of  Distribution  and  Shareholder  Servicing
                              Plan  for  Retirement  Shares  dated  May 1,  1997
                              between Janus  Distributors,  Inc. and Janus Aspen
                              Series  is  incorporated  herein by  reference  to
                              Exhibit 15 to Post-Effective Amendment No. 10, filed on February 13, 1997.

                    (b) Form of Distribution and Shareholder Servicing Plan for Service Shares dated September 14, 1999 between Janus Distributors, Inc. and Janus Aspen Series is filed herein as Exhibit 13(b).

         Exhibit 14           Not Applicable

         Exhibit 15 (a)       Rule  18f-3  Plan  dated   December  10,  1996  is
                              incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 10, filed on February
                              13, 1997.

                    (b) Rule 18f-3 Plan dated June 15, 1999 is filed incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 19, filed on June 21, 1999.

                    (c) Rule 18f-3 Plan dated September 14, 1999 is filed herein as Exhibit 15(c).

ITEM 24. Persons Controlled by or Under Common Control with Registrant

         None

ITEM 25. Indemnification

     Article IX of Janus Aspen Series' Trust Instrument provides for indemnification of certain persons acting on behalf of the Portfolios. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Portfolios, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Portfolios. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Portfolios also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Portfolios if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

ITEM 26. Business and Other Connections of Investment Adviser

     The only business of Janus Capital Corporation is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Officers and Trustees" in the currently effective Statements of Additional Information of the Registrant. The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are: Mark B. Whiston, Vice President and Chief Marketing Officer of Janus Capital Corporation, Director and President of Janus Capital International Ltd., Director of Janus World Funds Plc; Marjorie G. Hurd, Vice President and Chief Operations Officer of Janus Capital Corporation, Director and President of Janus Service Corporation; Thomas A. Early, Vice President, General Counsel and Secretary of Janus Capital Corporation, Vice President and General Counsel of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital International, Ltd., Director of Janus World Funds Plc, and Stephen L. Stieneker, Assistant General Counsel, Chief Compliance Officer and Vice President of Compliance of Janus Capital Corporation. Mr. Michael E. Herman, a director of Janus Capital Corporation, is Chairman of the Finance
Committee (1990 to present) of Ewing Marion Kauffman Foundation, 4900 Oak, Kansas City, Missouri 64112. Mr. Michael N. Stolper, a director of Janus Capital Corporation, is President of Stolper & Company,

Inc., 525 "B" Street, Suite 1080, San Diego, California 92101, an investment performance consultant. Mr. Thomas A. McDonnell, a director of Janus Capital Corporation, is President, Chief Executive Officer and a Director of DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, provider of data processing and recordkeeping services for various mutual funds, and is Executive Vice President and a director of Kansas City Southern Industries, Inc., 114 W. 11th Street, Kansas City, Missouri 64105, a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services. Mr. Landon H. Rowland, a director of Janus Capital Corporation, is President and Chief Executive Officer of Kansas City Southern Industries, Inc.

ITEM 27.  Principal Underwriters

          (a)  Janus  Distributors,   Inc.  ("Janus   Distributors")  serves  as
               principal  underwriter  for the Registrant  and Janus  Investment
               Fund.

          (b) The principal business address, positions with Janus Distributors and positions with Registrant of Thomas A. Early, Kelley Abbott Howes and Steven R. Goodbarn, officers and directors of Janus Distributors, are described under "Officers and Trustees" in the Statement of Additional Information included in this Registration Statement. The remaining principal executive officer of Janus Distributors is Margie G. Hurd, Director and President. Ms. Hurd does not hold any positions with the Registrant. Ms. Hurd's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

          (c)  Not Applicable.

ITEM 28. Location of Accounts and Records

         The accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Corporation and Janus Service Corporation, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928 and by State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 and Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043.

ITEM 29. Management Services

     The Registrant has no management-related service contract which is not discussed in Part A or Part B of this form.

ITEM 30. Undertakings

     Not applicable.

                                             SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 26th day of October, 1999.


                                        JANUS ASPEN SERIES


                                        By:  /s/ Thomas H. Bailey
                                             Thomas H. Bailey, President

     Janus Aspen Series is organized under a Trust Instrument dated May 19, 1993. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                            Date

/s/ Thomas H. Bailey          President                        October 26, 1999
Thomas H. Bailey              (Principal Executive
                              Officer) and Trustee

/s/ Steven R. Goodbarn        Vice President and               October 26, 1999
Steven R. Goodbarn            Chief Financial Officer
                              (Principal Financial Officer)

/s/ Glenn P. O'Flaherty       Treasurer and Chief              October 26, 1999
Glenn P. O'Flaherty           Accounting Officer
                              (Principal Accounting Officer)


/s/ James P. Craig, III       Trustee                          October 26, 1999

James P. Craig, III

Gary O. Loo*                  Trustee                          October 26, 1999
Gary O. Loo

Dennis B. Mullen*             Trustee                          October 26, 1999
Dennis B. Mullen

James T. Rothe*               Trustee                          October 26, 1999
James T. Rothe

William D. Stewart*           Trustee                          October 26, 1999
William D. Stewart

Martin H. Waldinger*          Trustee                          October 26, 1999
Martin H. Waldinger


/s/ Steven R. Goodbarn
*By  Steven R. Goodbarn
     Attorney-in-Fact

                                INDEX OF EXHIBITS




          Exhibit Number                Exhibit Title

          Exhibit 1(d)                  Amendment to Trust Instrument dated
                                        September 14, 1999

          Exhibit 5(d)                  Amended and Restated Distribution
                                        Agreement

          Exhibit 5(e) Form of Distribution and Shareholder Services Agreement for Service Shares for Qualified Plans

          Exhibit 5(f) Form of Distribution and Shareholder Services Agreement for Service Shares for Insurance Companies

          Exhibit 9(i) Opinion and Consent of Fund Counsel with respect to Service Shares

          Exhibit 10                    Consent of PricewaterhouseCoopers LLP

          Exhibit 13(b) Distribution and Shareholder Servicing Plan for the Service Shares of Janus Aspen Series

          Exhibit 15(c)                 Amended Rule 18f-3 Plan, dated September
                                        14, 1999